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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07148

Schwartz Investment Trust
(Exact name of registrant as specified in charter)

801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan	48170
(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail, Plymouth, MI 48170
(Name and address of agent for service)

Registrant's telephone number, including area code:	(734) 455-7777

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SCHWARTZ VALUE FOCUSED FUND

value investing since 1984

TICKER SYMBOL: RCMFX

ANNUAL REPORT

DECEMBER 31, 2020

Schwartz Value Focused Fund

Shareholder Services c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Investment Adviser Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail Suite 244 Plymouth, MI 48170

Dear Fellow Shareholders,

For the year ended December 31, 2020, the Schwartz Value Focused Fund (“the Fund”) had a total return of 11.62%, compared to 17.93% for the benchmark S&P 1500 Index, and slightly trailed the Morningstar mid-cap blend category average total return of 12.39%. The multi-year cycle of large-caps and growth stocks outperforming small-caps and value stocks continued in 2020. Stock market indices were once again driven by a handful of popular, mega-cap, high-priced, and high-flying technology stocks. Additionally, echoing a period reminiscent of the late 1990s dotcom/internet mania, the 2020 IPO market sizzled, unprofitable companies saw their share prices soar, and the most speculative issues performed best. Meanwhile, traditional measures of valuation seemed to become obsolete. In the S&P 1500, returns were highly stratified by market capitalization – the larger the market cap, the greater the price appreciation, as shown in the table below:

Index	Market Cap	2020 Total Return
S&P 500	Large-caps	18.40%
S&P 400	Mid-caps	13.66%
S&P 600	Small-caps	11.29%

Likewise, the return disparity between growth and value was even more pronounced, with growth stocks vastly outperforming their value counterparts (in each market-cap range), as shown in the table below

Index	Market Cap	2020 Total Return
S&P 500 Growth	Large-caps	33.49%
S&P 500 Value	Large-caps	1.36%

S&P 400 Growth	Mid-caps	22.77%
S&P 400 Value	Mid-caps	3.73%

S&P 600 Growth	Small-caps	19.60%
S&P 600 Value	Small-caps	2.53%

The Fund’s largest holding remains Texas Pacific Land Corporation (TPL), which represents 22.1% of Fund assets. With ownership of 880,000 acres of land in West Texas (in the heart of the oil-rich Permian Basin), TPL is one of the largest private landowners in the U.S. A few weeks ago, TPL completed a significant corporate reorganization by converting from its Declaration of Trust structure (which had been in place since the year 1888) to a Delaware corporation. One of the main positive effects from the conversion is the updating of TPL’s corporate governance from a 19th century trust structure to a 21st century corporation. Further, the conversion should improve visibility among investors and allow TPL to be included in various stock market indices. Additionally, some institutional investors who are not permitted to own publicly traded trusts, will now be able to own TPL. Aside from the expected benefits from the conversion, TPL’s operations continue to benefit from rebounding oil and natural gas prices. Based on our analysis, we believe TPL’s intrinsic value far exceeds the current share price.

The Fund’s top performing security in 2020 was Remy Cointreau S.A., which rose 82% since our initial purchase in January 2020. Remy, founded in 1724 in southwest France, is one of the four large cognac houses that control 90% of the market for cognac production. Remy’s niche among the cognac producers is the premium quality and exclusivity of its cognac brands. It is an extremely well-managed business that has achieved a long history of rising revenue, operating profits, and dividends. Despite an uncertain operating environment, Remy continues to benefit from a strong recovery in the U.S. and China, its two key markets.

The Fund’s five best performing stocks in 2020 were:

Company	Industry	2020 Performance
Remy Cointreau S.A.	Liquor & Beverages	82.13%
Madison Square Garden Enter.	Entertainment	53.81%
A.O. Smith Corporation	Industrial Machinery	45.32%
Pan American Silver Corp.	Metals & Mining	44.36%
Graham Holdings Company	Consumer Services	37.00%

The main detractors from the Fund’s performance in 2020 were companies that were severely impacted by the COVID-19 pandemic. Energy stocks performed poorly throughout the year as oil and natural gas demand (and prices) plummeted in the spring when governments all over the world enacted societal lockdowns. Likewise, the airlines suffered sharp revenue and profitability declines amid the dramatic reduction in air travel. We liquidated our investments in Delta and American Airlines last year, as we believe the airline industry could be hindered for the foreseeable future. The airline balance sheets were weakened considerably in 2020, as debt levels soared, in order to maintain operations during the COVID-19 slowdown.

The Fund’s five worst performing stocks in 2020 were:

Company	Industry	2020 Performance
Noble Energy, Inc.	Oil/Gas Exploration & Production	-48.58%
Formula One Group	Auto Racing	-36.66%
Delta Air Lines, Inc.	Airlines	-35.50%
American Airlines Group, Inc.	Airlines	-15.66%
TJX Companies, Inc.	Retail	-4.85%

There are some signs that a long-overdue rotation favoring value stocks has begun with energy, industrials, and financials among the best performing sectors in recent weeks.

The year-end distribution of $0.75 per share consisted of $0.15 of investment income and $0.60 of long-term capital gains. The net asset value of the Fund ended the year at $30.54 per share.

Thank you for being a shareholder in the Schwartz Value Focused Fund.

Timothy S. Schwartz, CFA	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

2

SCHWARTZ VALUE FOCUSED FUND
PERFORMANCE
(Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Schwartz Value Focused Fund and the S&P 1500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Ratio information as of:	Year Ended 12-31-19 (as disclosed in May 1, 2020 prospectus)	Year Ended 12-31-20
Gross	1.63%*	1.71%
Net	1.27%*	1.25%

*	Includes Acquired Fund Fees and Expenses.

3

SCHWARTZ VALUE FOCUSED FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	SCHWARTZ VALUE FOCUSED FUND(a)	S&P 1500 INDEX(b)	VALUE LINE COMPOSITE(c)
1984	11.1%	N/A	-8.4%
1985	21.7%	N/A	20.7%
1986	16.4%	N/A	5.0%
1987	-0.6%	N/A	-10.6%
1988	23.1%	N/A	15.4%
1989	8.3%	N/A	11.2%
1990	-5.3%	N/A	-24.3%
1991	32.0%	N/A	27.2%
1992	22.7%	N/A	7.0%
1993	20.5%	N/A	10.7%
1994	-6.8%	N/A	-6.0%
1995	16.9%	36.5%	19.3%
1996	18.3%	22.4%	13.4%
1997	28.0%	32.9%	21.1%
1998	-10.4%	26.4%	-3.8%
1999	-2.5%	20.3%	-1.4%
2000	9.3%	-7.0%	-8.7%
2001	28.1%	-10.6%	-6.1%
2002	-14.9%	-21.3%	-28.6%
2003	39.3%	29.6%	37.4%
2004	22.6%	11.8%	11.5%
2005	3.8%	5.7%	2.0%
2006	14.3%	15.3%	11.0%
2007	-11.1%	5.5%	-3.8%
2008	-35.9%	-36.7%	-48.7%
2009	34.8%	27.2%	36.8%
2010	12.0%	16.4%	20.5%
2011	5.6%	1.7%	-11.4%
2012	5.4%	16.2%	9.5%
2013	24.7%	32.8%	35.5%
2014	-4.7%	13.1%	2.7%
2015	-15.5%	1.0%	-11.2%
2016	18.1%	13.0%	13.5%
2017	13.7%	21.1%	11.1%
2018	-8.1%	-5.0%	-16.0%
2019	18.7%	30.9%	16.9%
2020	11.6%	17.9%	1.2%

(a)

Schwartz Value Focused Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Inception date of the S&P 1500 Index is December 30, 1994.
(c)	Excluding dividends.

4

SCHWARTZ VALUE FOCUSED FUND
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2020 (Unaudited)

	SCHWARTZ VALUE FOCUSED FUND(a)	S&P 1500 INDEX(b)	VALUE LINE COMPOSITE(c)
3 Years	6.8%	13.6%	0.4%
5 Years	10.3%	15.0%	5.0%
10 Years	6.2%	13.7%	4.3%
20 Years	6.4%	7.7%	1.9%
37 Years	8.6%	N/A	2.9%

(a)

Schwartz Value Focused Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Inception date of the S&P 1500 Index is December 30, 1994.
(c)	Excluding dividends.

5

SCHWARTZ VALUE FOCUSED FUND
TEN LARGEST EQUITY HOLDINGS *
December 31, 2020 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
5,500	Texas Pacific Land Trust	$3,998,500	22.1%
75,000	Barrick Gold Corporation	1,708,500	9.5%
30,000	Pan American Silver Corporation	1,035,300	5.7%
1,500	Graham Holdings Company - Class B	800,070	4.4%
2	Berkshire Hathaway, Inc. - Class A	695,630	3.8%
30,000	Valvoline, Inc.	694,200	3.8%
20,000	Kroger Company (The)	635,200	3.5%
5,000	Pioneer Natural Resources Company	569,450	3.1%
6,550	Chevron Corporation	553,147	3.1%
3,000	Madison Square Garden Sports Corporation	552,300	3.1%

*	Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

% of Net Assets
U.S. GOVERNMENT & AGENCIES	3.3%
COMMON STOCKS
Sector
Communications	0.6%
Consumer Discretionary	12.2%
Consumer Staples	5.2%
Energy	8.8%
Financials	8.2%
Health Care	2.8%
Industrials	7.5%
Materials	19.0%
Real Estate	22.1%
Technology	7.0%
MONEY MARKET FUNDS, LIABILITIES IN EXCESS OF OTHER ASSETS	3.3%
100.0%

6

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
December 31, 2020

U.S. GOVERNMENT & AGENCIES — 3.3%	Par Value	Market Value
U.S. Treasury Bills — 3.3%
0.092% (a), due 01/07/21 (Cost $599,862)	$600,000	$599,999

COMMON STOCKS — 93.4%	Shares	Market Value
Communications — 0.6%
Entertainment Content — 0.6%
Madison Square Garden Entertainment Corporation *	1,000	$105,040

Consumer Discretionary — 12.2%
Automotive — 2.8%
Gentex Corporation	15,000	508,950

Consumer Services — 4.4%
Graham Holdings Company - Class B	1,500	800,070

Leisure Facilities & Services — 3.1%
Madison Square Garden Sports Corporation *	3,000	552,300

Retail - Discretionary — 1.9%
TJX Companies, Inc. (The)	5,000	341,450

Consumer Staples — 5.2%
Beverages — 1.7%
Brown-Forman Corporation - Class B	2,000	158,860
Remy Cointreau S.A. - ADR	8,000	151,520
		310,380
Retail - Consumer Staples — 3.5%
Kroger Company (The)	20,000	635,200

Energy — 8.8%
Oil & Gas Producers — 8.8%
Chevron Corporation	6,550	553,147
Devon Energy Corporation	30,000	474,300
Pioneer Natural Resources Company	5,000	569,450
		1,596,897
Financials — 8.2%
Institutional Financial Services — 1.5%
CME Group, Inc.	1,500	273,075

7

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 93.4% (Continued)	Shares	Market Value
Financials — 8.2% (Continued)
Insurance — 6.7%
Berkshire Hathaway, Inc. - Class A *	2	$695,630
Markel Corporation *	500	516,650
		1,212,280
Health Care — 2.8%
Biotech & Pharma — 1.6%
Avid Bioservices, Inc. *	25,000	288,500

Medical Equipment & Devices — 1.2%
Alcon, Inc. *	3,400	224,332

Industrials — 7.5%
Electrical Equipment — 2.2%
A.O. Smith Corporation	5,000	274,100
AMETEK, Inc.	1,000	120,940
		395,040
Engineering & Construction — 2.8%
frontdoor, inc. *	10,000	502,100

Industrial Support Services — 2.5%
AMERCO	1,000	453,960

Materials — 19.0%
Chemicals — 3.8%
Valvoline, Inc.	30,000	694,200

Metals & Mining — 15.2%
Barrick Gold Corporation	75,000	1,708,500
Pan American Silver Corporation	30,000	1,035,300
		2,743,800
Real Estate — 22.1%
Real Estate Owners & Developers — 22.1%
Texas Pacific Land Trust	5,500	3,998,500

Technology — 7.0%
Technology Hardware — 1.6%
Garmin Ltd.	2,500	299,150

8

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 93.4% (Continued)	Shares	Market Value
Technology — 7.0% (Continued)
Technology Services — 5.4%
Mastercard, Inc. - Class A	1,500	$535,410
Moody’s Corporation	1,500	435,360
		970,770

Total Common Stocks (Cost $9,670,491)		$16,905,994

MONEY MARKET FUNDS — 3.4%	Shares	Market Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (b) (Cost $613,806)	613,806	$613,806

Total Investments at Market Value — 100.1% (Cost $10,884,159)		$18,119,799

Liabilities in Excess of Other Assets — (0.1%)		(22,564)

Net Assets — 100.0%		$18,097,235

ADR - American Depositary Receipt.
(a)	Rate shown is the annualized yield at time of purchase, not a coupon rate.
*	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of December 31, 2020.
See notes to financial statements.

9

SCHWARTZ VALUE FOCUSED FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

ASSETS
Investments, at market value (cost of $10,884,159) (Note 1)	$18,119,799
Cash	1,525
Dividends receivable	6,996
Other assets	8,961
TOTAL ASSETS	18,137,281

LIABILITIES
Payable to Adviser (Note 2)	28,321
Payable to administrator (Note 2)	3,000
Other accrued expenses	8,725
TOTAL LIABILITIES	40,046

NET ASSETS	$18,097,235

NET ASSETS CONSIST OF:
Paid-in capital	$10,861,595
Accumulated earnings	7,235,640
NET ASSETS	$18,097,235

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	592,489

Net asset value, offering price and redemption price per share (Note 1)	$30.54

See notes to financial statements.

10

SCHWARTZ VALUE FOCUSED FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (Net of foreign tax of $5,118)	$305,835

EXPENSES
Investment advisory fees (Note 2)	166,623
Administration, accounting and transfer agent fees (Note 2)	36,000
Legal fees	22,241
Registration and filing fees	20,510
Audit and tax services fees	13,587
Printing of shareholder reports	6,155
Custodian and bank service fees	6,134
Insurance expense	4,772
Trustees’ fees and expenses (Note 2)	3,835
Postage and supplies	2,766
Compliance service fees and expenses (Note 2)	625
Pricing fees	481
Other expenses	15,232
TOTAL EXPENSES	298,961
Less fee reductions by the Adviser (Note 2)	(79,720)
NET EXPENSES	219,241

NET INVESTMENT INCOME	86,594

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	1,064,145
Net change in unrealized appreciation (depreciation) on investments	32,795
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,096,940

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,183,534

See notes to financial statements.

11

SCHWARTZ VALUE FOCUSED FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS
Net investment income (loss)	$86,594	$(26,840)
Net realized gains (losses) from investment transactions	1,064,145	(718,138)
Net change in unrealized appreciation (depreciation) on investments	32,795	4,350,603
Net increase in net assets resulting from operations	1,183,534	3,605,625

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(432,624)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	326,068	224,244
Reinvestment of distributions to shareholders	406,915	—
Payments for shares redeemed	(5,847,988)	(796,351)
Net decrease in net assets from capital share transactions	(5,115,005)	(572,107)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,364,095)	3,033,518

NET ASSETS
Beginning of year	22,461,330	19,427,812
End of year	$18,097,235	$22,461,330

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	12,685	8,920
Shares issued in reinvestment of distributions to shareholders	13,307	—
Shares redeemed	(234,795)	(30,285)
Net decrease in shares outstanding	(208,803)	(21,365)
Shares outstanding, beginning of year	801,292	822,657
Shares outstanding, end of year	592,489	801,292

See notes to financial statements.

12

SCHWARTZ VALUE FOCUSED FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net asset value at beginning of year	$28.03	$23.62	$26.44	$25.02	$21.18

Income (loss) from investment operations:
Net investment income (loss)	0.15	(0.03)	(0.08)	(0.13)	(0.08)
Net realized and unrealized gains (losses) on investments	3.11	4.44	(2.08)	3.57	3.92
Total from investment operations	3.26	4.41	(2.16)	3.44	3.84

Less distributions from:
Net investment income	(0.15)	—	—	—	—
Net realized gains on investments	(0.60)	—	(0.66)	(2.02)	—
Total distributions	(0.75)	—	(0.66)	(2.02)	—

Net asset value at end of year	$30.54	$28.03	$23.62	$26.44	$25.02

Total return (a)	11.62%	18.67%	(8.14%)	13.71%	18.13%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$18,097	$22,461	$19,428	$22,592	$21,012

Ratio of total expenses to average net assets	1.71%	1.61%	1.67%	1.79%	1.80%

Ratio of net expenses to average net assets (b)	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income (loss) to average net assets (b)	0.49%	(0.13%)	(0.31%)	(0.52%)	(0.35%)

Portfolio turnover rate	45%	28%	34%	48%	48%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratio was determined after advisory fee reductions (Note 2).
See notes to financial statements.

13

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2020

1. Significant Accounting Policies

Schwartz Value Focused Fund (the “Fund”) is a non-diversified series of Schwartz Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. Other series of the Trust are not incorporated in this report. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value (“NAV”). To calculate the NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the NAV per share.

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Fixed income securities, if any, are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. Investments representing shares of other open-end investment companies are valued at their NAV as reported by such companies. When using quoted prices and when the market for the securities are considered active, the securities will be classified as Level 1 within the fair value hierarchy (see below). Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security

14

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●    Level 1 – quoted prices in active markets for identical securities

●    Level 2 – other significant observable inputs

●    Level 3 – significant unobservable inputs

U.S. Government & Agencies securities held by the Fund, if any, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments and the levels assigned to the value of the investments, by security type, as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$599,999	$—	$599,999
Common Stocks	16,905,994	—	—	16,905,994
Money Market Funds	613,806	—	—	613,806
Total	$17,519,800	$599,999	$—	$18,119,799

Refer to the Fund’s Schedule of Investments for a listing of the securities by security type, sector and industry type. There were no Level 3 securities or derivative instruments held by or transferred in/out of the Fund as of or during the year ended December 31, 2020.

(b) Income taxes — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

15

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2020:

Federal income tax cost	$10,884,159
Gross unrealized appreciation	$7,547,904
Gross unrealized depreciation	(312,264)
Net unrealized appreciation	7,235,640
Accumulated earnings	$7,235,640

During the year ended December 31, 2020, the Fund utilized $309,531 short-term capital loss carryforwards and $408,607 long-term capital loss carryforwards for federal income tax purposes to offset current year gains.

During the year ended December 31, 2020, the Fund reclassified $23 of accumulated earnings against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Investment transactions and investment income — Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on the accrual basis. Realized capital gains and losses on investment transactions are determined on the identified cost basis. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

(d) Dividends and distributions — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-

16

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

dividend date. The tax character of distributions paid to shareholders during the years ended December 31, 2020 and 2019 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions*
December 31, 2020	$86,594	$346,007	$432,601
December 31, 2019	$—	$—	$—

*

Total Distributions may not tie to the amount listed on the Statements of Changes in Net Assets due to reclassifications of the character of the distributions as a result of permanent differences between the financial statements and income tax reporting.

(e) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2. Investment Advisory Agreement and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Adviser receives from the Fund a quarterly fee at the annual rate of 0.95% per annum of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of the Fund’s expenses until at least May 1, 2021 so that the ordinary operating expenses of the Fund do not exceed 1.25% per annum of average daily net assets. Accordingly, during the year ended December 31, 2020, the Adviser reduced its investment advisory fees by $79,720.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided repayment to the Adviser does not cause the ordinary operating expenses of the Fund to exceed 1.25% per annum of average daily net assets. As of December 31,

17

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

2020, the Adviser may seek recoupment of investment advisory fee reductions totaling $250,238 no later than the dates stated below:

December 31, 2021	$94,431
December 31, 2022	76,087
December 31, 2023	79,720
Total	$250,238

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily NAV per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For these services Ultimus receives fees computed as a percentage of the average daily net assets of the Fund, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust an annual retainer of $53,000 (except that such fee is $64,500 for the Lead Independent Trustee/Chairman of the Governance Committee and $59,500 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. Trustee Emeritus receives one-half of both the annual retainer and fee for attendance at each meeting; plus reimbursement of travel and other expenses incurred in attending meetings. The Fund pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust.

3. Investment Transactions

During the year ended December 31, 2020, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $7,121,821 and $11,335,758, respectively.

18

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

4. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

19

SCHWARTZ VALUE FOCUSED FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Schwartz Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Schwartz Value Focused Fund, one of the portfolios constituting the Schwartz Investment Trust (the “Fund”), as of December 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed

20

SCHWARTZ VALUE FOCUSED FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

February 22, 2021

We have served as the auditor of one or more Schwartz Investment Trust investment companies since 1993.

21

SCHWARTZ VALUE FOCUSED FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustee:
*	George P. Schwartz, CFA	801 W. Ann Arbor Trail Plymouth, MI	1944	Chairman of the Board/President/ Trustee	Since 1992
Independent Trustees:
	Louis C. Bosco, Jr.	801 W. Ann Arbor Trail Plymouth, MI	1936	Trustee Emeritus	Since 2008
	Donald J. Dawson, Jr.	801 W. Ann Arbor Trail Plymouth, MI	1947	Trustee	Since 1993
	Joseph M. Grace	801 W. Ann Arbor Trail Plymouth, MI	1936	Trustee Emeritus	Since 2007
	John J. McHale, Jr.	801 W. Ann Arbor Trail Plymouth, MI	1949	Trustee	Since 2014
	Edward J. Miller	801 W. Ann Arbor Trail Plymouth, MI	1946	Trustee	Since 2017
	William A. Morrow	801 W. Ann Arbor Trail Plymouth, MI	1947	Trustee	Since 2018
Executive Officers:
*	Robert C. Schwartz, CFP	801 W. Ann Arbor Trail Plymouth, MI	1976	Vice President and Secretary	Since 2013
*	Timothy S. Schwartz, CFA	5060 Annunciation Circle Ave Maria, FL	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	801 W. Ann Arbor Trail Plymouth, MI	1970	Chief Compliance Officer	Since 2010

*

George P. Schwartz, Robert C. Schwartz, Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund’s investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. George P. Schwartz is the father of Robert C. Schwartz and Timothy S. Schwartz.

22

SCHWARTZ VALUE FOCUSED FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees seven series of the Trust: the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Focused Fund, the Ave Maria Bond Fund and the Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

George P. Schwartz, CFA is Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Fund.

Louis C. Bosco, Jr. retired in April 2012. Prior to his retirement, he was a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. retired in March 2015. Prior to retirement, he was Chairman of Payroll 1, Inc. (a payroll processing company).

Joseph M. Grace retired in 1996. Prior to his retirement, he was Senior Vice President of National Bank of Detroit (renamed JPMorgan Chase & Company).

John J. McHale, Jr. is a consultant to the Commissioner of Major League Baseball. From 2015 until 2020, he was the Special Assistant to Commissioner of Major League Baseball.

Edward J. Miller retired in 2019. Prior to his retirement, he was Vice Chairman and Director of Detroit Investment Fund from 2001 until 2019 and Invest Detroit Foundation (financiers for redevelopment of Detroit, Michigan) from 2010 until 2019.

William A. Morrow retired in 2017. Prior to his retirement, he was Senior Executive Vice President of Crain Communications, Inc. (business media) from 1985 – 2017.

Robert C. Schwartz, CFP is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz, CFA is President of Schwartz Investment Counsel, Inc. and is the lead portfolio manager of the Fund.

Cathy M. Stoner, CPA, IACCP is Vice President, Chief Financial Officer, Chief Compliance Officer and Treasurer of Schwartz Investment Counsel, Inc.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call (888) 726-0753.

23

SCHWARTZ VALUE FOCUSED FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2020) and held until the end of the period (December 31, 2020).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

24

SCHWARTZ VALUE FOCUSED FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited) (Continued)

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,202.40	$6.92
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.85	$6.34

*

Expenses are equal to the Fund’s annualized net expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

25

SCHWARTZ VALUE FOCUSED FUND
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended December 31, 2020, the Fund designated $346,007 as long-term capital gain distributions.

Qualified Dividend Income – The Fund designates 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualifies under tax law. For the fiscal year ended December 31, 2020, 100% of ordinary income dividends qualified for the corporate dividends received deduction.

26

SCHWARTZ VALUE FOCUSED FUND
LIQUIDITY RISK
(Unaudited)

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940. The program is reasonably designed to assess, manage, and periodically review the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees approved the appointment of a Liquidity Risk Management Program Administrator (the “Liquidity Administrator”), which includes representatives from Schwartz Investment Counsel, Inc., the Fund’s investment adviser. The Liquidity Administrator is responsible for the administration of the program and its policies and procedures and for reporting to the Board on an annual basis regarding the program’s operation, adequacy and effectiveness, as well as any material changes to the program. The Liquidity Administrator assessed the Fund’s liquidity risk profile and the adequacy and effectiveness of the liquidity risk management program’s operations during the period from June 1, 2019 through June 30, 2020 (the “Review Period”) in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on August 7, 2020. During the Review Period, the Fund did not experience unusual stress or disruption to its operations from any purchase and redemption activity. Also, during the Review Period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented during the Review Period.

27

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Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Corporate Offices 801 W. Ann Arbor Trail Suite 244 Plymouth, MI 48170 (734) 455-7777 Fax (734) 455-7720

Dear Fellow Shareholders of:

Ave Maria Value Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Focused Fund (AVEAX)
Ave Maria Bond Fund (AVEFX)
Ave Maria Money Market Account

Dear Shareholders,

A global pandemic, a stock market wild ride, civil unrest, and a polarizing Presidential election are just some of the major events that unfolded in 2020. Had one just read the headlines, one would assume the stock market would be down significantly by the end of the year. The reality was the S&P 500 finished up over 18%.

Extraordinary monetary and fiscal policy measures helped boost economic activity and mitigate some of the negative impacts of the COVID-19 pandemic. The government has spent trillions, and more “stimulus” is coming in 2021. The monetary policy enacted by the Federal Reserve saw the Fed increase its balance sheet by 97% during 2020, to over $7 trillion. Currently, the Fed is expanding its balance sheet by $120 billion per month, with the intent of holding interest rates very low until employment and inflation levels reach targeted levels.

Fiscal spending took the form of direct payments to businesses and individuals. The first round in March 2020, dubbed the CARES Act, injected over $3 trillion into the economy, helping to push personal net worth to all-time highs. The second round in January 2021, consisted of $900 billion in stimulus, of which nearly $500 billion is being distributed to individuals. The Biden Administration and the Democrat controlled Congress are planning an additional round of fiscal stimulus, which will be large, possibly another $1.0 to $1.9 trillion. The consequences of materializing such enormous amounts of dollars from a federal computer screen will be notably higher inflation. The only question is when will inflation accelerate? History shows it can happen rapidly. In managing the Ave Maria Mutual Funds, we’ll be ready because we are pursuing a measured and conservative approach to managing your assets.

More than 100,000 people have entrusted their investment dollars to the Ave Maria Mutual Funds. Many are attracted by our MORALLY RESPONSIBLE INVESTING methodology. Besides searching for the best investment opportunities, our portfolio managers and analysts screen out companies based on moral guidelines established by our distinguished Catholic Advisory Board. These screens eliminate companies that support abortion, pornography, Planned Parenthood, embryonic stem cell research and companies with policies that disrespect the sanctity of Marriage. Our team comes to work every day on your behalf to prudently invest your money in a morally responsible way.

Thank you for your confidence.

Sincerely,

George P. Schwartz, CFA
Chairman & CEO

January 1, 2021

iv

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS

Ave Maria Value Fund
Portfolio Manager Commentary	2
Performance	5
Annual Total Rates of Return Comparison with Major Indices	6
Ten Largest Equity Holdings	7
Asset Allocation	7
Schedule of Investments	8
Ave Maria Growth Fund
Portfolio Manager Commentary	12
Performance	14
Annual Total Rates of Return Comparison with Major Indices	15
Ten Largest Equity Holdings	16
Asset Allocation	16
Schedule of Investments	17
Ave Maria Rising Dividend Fund
Portfolio Manager Commentary	19
Performance	21
Annual Total Rates of Return Comparison with Major Indices	22
Ten Largest Equity Holdings	23
Asset Allocation	23
Schedule of Investments	24
Ave Maria World Equity Fund
Portfolio Manager Commentary	27
Performance	29
Annual Total Rates of Return Comparison with Major Indices	30
Ten Largest Equity Holdings	31
Asset Allocation	31
Schedule of Investments	32
Summary of Common Stocks by Country	35
Ave Maria Focused Fund
Portfolio Manager Commentary	36
Performance	39
Ten Largest Equity Holdings	40
Asset Allocation	40
Schedule of Investments	41
Ave Maria Bond Fund
Portfolio Manager Commentary	43
Performance	45
Annual Total Rates of Return Comparison with Major Indices	46
Ten Largest Holdings	47
Asset Allocation	47
Schedule of Investments	48

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
(Continued)

Statements of Assets and Liabilities	54
Statements of Operations	56
Statements of Changes in Net Assets
Ave Maria Value Fund	58
Ave Maria Growth Fund	59
Ave Maria Rising Dividend Fund	60
Ave Maria World Equity Fund	61
Ave Maria Focused Fund	62
Ave Maria Bond Fund	63
Financial Highlights
Ave Maria Value Fund	64
Ave Maria Growth Fund	65
Ave Maria Rising Dividend Fund	66
Ave Maria World Equity Fund	67
Ave Maria Focused Fund	68
Ave Maria Bond Fund	69
Notes to Financial Statements	70
Report of Independent Registered Public Accounting Firm	80
Board of Trustees and Executive Officers	82
Catholic Advisory Board	84
About Your Funds’ Expenses	86
Federal Tax Information	88
Other Information	89
Liquidity Risk	90

This report is for the information of the shareholders of the Ave Maria Mutual Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

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Ave Maria Value Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders,

For the year ended December 31, 2020, the Ave Maria Value Fund (the “Fund”) had a total return of 6.16%, compared to 13.66% for the benchmark S&P MidCap 400 Index. The multi-year cycle of large-caps and growth stocks outperforming small-caps and value stocks continued in 2020. Stock market indices were once again driven by a handful of popular, mega-cap, high-priced, and high-flying technology stocks. Additionally, echoing a period reminiscent of the late 1990s dotcom/internet mania, the 2020 IPO market sizzled, new and usually unprofitable companies saw their share prices soar, and the most speculative issues performed best. Meanwhile, traditional measures of valuation are simply ignored. In the S&P 1500, returns were highly stratified by market capitalization – the larger the market cap, the greater the price appreciation, as shown in the table below:

Index	Market Cap	2020 Total Return
S&P 500	Large-caps	18.40%
S&P 400	Mid-caps	13.66%
S&P 600	Small-caps	11.29%

Likewise, the return disparity between growth and value was even more pronounced, with growth stocks vastly outperforming their value counterparts (in each market-cap range), as shown in the table below:

Index	Market Cap	2020 Total Return
S&P 500 Growth	Large-caps	33.49%
S&P 500 Value	Large-caps	1.36%

S&P 400 Growth	Mid-caps	22.77%
S&P 400 Value	Mid-caps	3.73%

S&P 600 Growth	Small-caps	19.60%
S&P 600 Value	Small-caps	2.53%

The Fund’s largest holding remains Texas Pacific Land Corporation (TPL), which represents 7.4% of the portfolio. With ownership of 880,000 acres of land in West Texas (in the heart of the oil-rich Permian Basin), TPL is one of the largest private landowners in the U.S. A few weeks ago, TPL completed a significant corporate reorganization by converting from its Declaration of Trust structure (which had been in place since the year 1888) to a Delaware corporation. One of

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

the main positive effects from the conversion is the updating of TPL’s corporate governance from a 19th century trust structure to a 21st century corporation. Further, the conversion should improve visibility among investors and allow TPL to be included in various stock market indices. Additionally, some institutional investors who are not permitted to own publicly traded trusts, will now be able to own TPL. Aside from the expected benefits from the conversion, TPL’s operations continue to benefit from rebounding oil and natural gas prices. Based on our analysis, TPL’s intrinsic value far exceeds the current share price.

The Fund’s top performing security in 2020 was Remy Cointreau S.A, which had a total return of 95% since our initial purchase in January 2020. Remy, founded in 1724 in southwest France, is one of the four large cognac houses that control 90% of the market for cognac production. Remy’s niche among the cognac producers is the premium quality and exclusivity of its cognac brands. It is an extremely well-managed business that has achieved a long history of rising revenue, operating profits, and dividends. Despite an uncertain operating environment, Remy continues to benefit from a strong recovery in the U.S. and China, its two key markets.

Other top performers in 2020 included Change Healthcare, Inc. (+85%) and Rosetta Stone, Inc. (+71%). Change Healthcare recently received a takeover bid from UnitedHealth Group, while Rosetta Stone was acquired in July 2020 by Veritas Capital, a private equity firm.

The Fund’s best performing stocks in 2020 were:

Company	Industry	2020 Performance
Remy Cointreau S.A.	Liquor & Beverages	94.63%
Change Healthcare, Inc.	Information Services	84.73%
Rosetta Stone, Inc.	Software	71.36%
VF Corporation	Apparel	58.91%
Madison Square Garden Enter.	Entertainment	53.81%

The main detractors from the Fund’s performance in 2020 were companies that were severely impacted by the COVID-19 pandemic. Energy stocks performed poorly throughout the year as oil and natural gas demand (and prices) plummeted in the spring when governments all over the world enacted societal lockdowns. Likewise, the aerospace industry holdings suffered sharp revenue and profitability declines amid the dramatic reduction in air travel. The Fund sold Delta and American Airlines last year, given that the airline industry could be hindered for the foreseeable future. The airline balance sheets were weakened considerably in 2020, as debt levels soared, in order to maintain operations during the COVID-19 slowdown.

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

The Fund’s worst performing stocks in 2020 were:

Company	Industry	2020 Performance
Hexcel Corporation	Aerospace	-70.53%
First Horizon National Corp.	Banking	-57.39%
Noble Energy, Inc.	Oil/Gas Exploration & Production	-55.76%
Delta Air Lines, Inc.	Airlines	-34.36%
American Airlines Group Inc.	Airlines	-18.00%

There are signs that a long-overdue rotation favoring value stocks has begun with energy, industrials, and financials among the best performing sectors in recent weeks.

The year-end distribution of $0.72 per share consisted of $0.09 of investment income and $0.63 of long-term capital gains. The net asset value of the Fund ended the year at $20.17 per share.

Thank you for being a shareholder in the Ave Maria Value Fund.

Timothy S. Schwartz, CFA	Ryan M. Kuyawa, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The Funds are not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to individuals who invest in the Funds or any member of the public regarding the advisability of investing in equity securities generally or in the Funds in particular or the ability of the Funds to track the Morningstar benchmarks or general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUNDS OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

AVE MARIA VALUE FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Value Fund and the S&P MidCap 400 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-19 (as disclosed in May 1, 2020 prospectus)	1.14%*
Expense ratio for the year ended 12-31-20	1.05%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA VALUE FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA VALUE FUND	S&P MidCap 400 INDEX	S&P 500 INDEX
2001(a)	5.3%	-0.5%	-8.5%
2002	-9.8%	-14.5%	-22.1%
2003	35.6%	35.6%	28.7%
2004	20.1%	16.5%	10.9%
2005	5.8%	12.6%	4.9%
2006	14.2%	10.3%	15.8%
2007	-4.0%	8.0%	5.5%
2008	-36.8%	-36.2%	-37.0%
2009	37.6%	37.4%	26.5%
2010	20.5%	26.7%	15.1%
2011	-1.3%	-1.7%	2.1%
2012	13.3%	17.9%	16.0%
2013	26.2%	33.5%	32.4%
2014	2.9%	9.8%	13.7%
2015	-17.7%	-2.2%	1.4%
2016	16.4%	20.7%	12.0%
2017	17.7%	16.2%	21.8%
2018	-8.8%	-11.1%	-4.4%
2019	20.5%	26.2%	31.5%
2020	6.2%	13.7%	18.4%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2020 (Unaudited)

	AVE MARIA VALUE FUND	S&P MidCap 400 INDEX	S&P 500 INDEX
3 Years	5.3%	8.5%	14.2%
5 Years	9.9%	12.4%	15.2%
10 Years	6.7%	11.5%	13.9%
15 Years	5.4%	9.6%	9.9%
Since Inception (b)	6.7%	9.5%	7.8%

(a)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2001.
(b)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2020.

AVE MARIA VALUE FUND

Ten Largest Equity Holdings*

December 31, 2020 (Unaudited)

Shares	Company	Market Value	% of Net Assets
25,500	Texas Pacific Land Trust	$18,538,500	7.4%
20,000	Graham Holdings Company - Class B	10,667,600	4.2%
90,000	Pioneer Natural Resources Company	10,250,100	4.1%
65,000	Zimmer Biomet Holdings, Inc.	10,015,850	4.0%
20,000	AMERCO	9,079,200	3.6%
135,000	Alcon, Inc.	8,907,300	3.5%
14,536	Alleghany Corporation	8,775,238	3.5%
170,000	frontdoor, inc.	8,535,700	3.4%
45,000	Madison Square Garden Sports Corporation	8,284,500	3.3%
200,000	KKR & Company, Inc.	8,098,000	3.2%

*	Excludes cash equivalents

Asset Allocation (Unaudited)

% of Net Assets
U.S. GOVERNMENT & AGENCIES	6.4%

COMMON STOCKS
Sector
Communications	2.6%
Consumer Discretionary	13.1%
Consumer Staples	3.2%
Energy	8.0%
Financials	14.6%
Health Care	11.7%
Industrials	17.4%
Materials	7.6%
Real Estate	8.9%
Technology	3.6%

MONEY MARKET FUNDS, LIABILITIES IN EXCESS OF OTHER ASSETS	2.9%
100.0%

AVE MARIA VALUE FUND

Schedule of Investments

December 31, 2020

U.S. GOVERNMENT & AGENCIES — 6.4%	Par Value	Market Value
U.S. Treasury Bills — 6.4%
0.092% (a), due 01/07/21 (Cost $15,999,720)	$16,000,000	$15,999,960

COMMON STOCKS — 90.7%	Shares	Market Value
Communications — 2.6%
Entertainment Content — 0.6%
Madison Square Garden Entertainment Corporation *	15,000	$1,575,600

Internet Media & Services — 0.7%
eDreams ODIEGO S.A. - ADR *	32,729	1,663,900

Publishing & Broadcasting — 1.3%
Liberty Media Corporation - Liberty Formula One - Series C *	75,000	3,195,000

Consumer Discretionary — 13.1%
Apparel & Textile Products — 2.6%
VF Corporation	75,000	6,405,750

Automotive — 3.0%
Gentex Corporation	220,000	7,464,600

Consumer Services — 4.2%
Graham Holdings Company - Class B	20,000	10,667,600

Leisure Facilities & Services — 3.3%
Madison Square Garden Sports Corporation *	45,000	8,284,500

Consumer Staples — 3.2%
Beverages — 1.6%
Brown-Forman Corporation - Class B	10,000	794,300
Remy Cointreau S.A. - ADR	175,550	3,324,917
		4,119,217
Household Products — 1.6%
Spectrum Brands Holdings, Inc.	50,000	3,949,000

Energy — 8.0%
Oil & Gas Producers — 7.1%
Chevron Corporation	90,000	7,600,500
Pioneer Natural Resources Company	90,000	10,250,100
		17,850,600

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 90.7% (Continued)	Shares	Market Value
Energy — 8.0% (Continued)
Oil & Gas Services & Equipment — 0.9%
Schlumberger Ltd.	100,000	$2,183,000

Financials — 14.6%
Asset Management — 3.2%
KKR & Company, Inc.	200,000	8,098,000

Banking — 0.8%
First Horizon National Corporation	50,000	638,000
Hingham Institution for Savings (The)	6,064	1,309,824
		1,947,824
Institutional Financial Services — 1.4%
CME Group, Inc.	20,000	3,641,000

Insurance — 6.5%
Alleghany Corporation	14,536	8,775,238
Athene Holding Ltd. - Class A *	30,000	1,294,200
Markel Corporation *	6,000	6,199,800
		16,269,238
Specialty Finance — 2.7%
Fidelity National Financial, Inc.	175,000	6,840,750

Health Care — 11.7%
Biotech & Pharma — 1.3%
Avid Bioservices, Inc. *	280,000	3,231,200

Medical Equipment & Devices — 10.4%
Alcon, Inc. *	135,000	8,907,300
Haemonetics Corporation *	60,000	7,125,000
Zimmer Biomet Holdings, Inc.	65,000	10,015,850
		26,048,150
Industrials — 17.4%
Aerospace & Defense — 2.3%
HEICO Corporation - Class A	40,000	4,682,400
Hexcel Corporation	20,000	969,800
		5,652,200
Electrical Equipment — 4.5%
A.O. Smith Corporation	80,000	4,385,600
AMETEK, Inc.	10,000	1,209,400
Otis Worldwide Corporation	70,000	4,728,500
Roper Technologies, Inc.	2,000	862,180
		11,185,680

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 90.7% (Continued)	Shares	Market Value
Industrials — 17.4% (Continued)
Engineering & Construction — 3.4%
frontdoor, inc. *	170,000	$8,535,700

Industrial Support Services — 4.5%
AMERCO	20,000	9,079,200
Watsco, Inc.	10,000	2,265,500
		11,344,700
Transportation Equipment — 2.7%
Allison Transmission Holdings, Inc.	160,000	6,900,800

Materials — 7.6%
Chemicals — 4.2%
Axalta Coating Systems Ltd. *	100,000	2,855,000
Valvoline, Inc.	330,000	7,636,200
		10,491,200
Metals & Mining — 3.4%
Barrick Gold Corporation	125,000	2,847,500
Franco-Nevada Corporation	25,000	3,133,250
Newmont Corporation	45,000	2,695,050
		8,675,800
Real Estate — 8.9%
Real Estate Owners & Developers — 7.4%
Texas Pacific Land Trust	25,500	18,538,500

REITs — 1.5%
Brookfield Property REIT, Inc. - Class A	50,000	747,000
Digital Realty Trust, Inc.	10,000	1,395,100
Lamar Advertising Company - Class A	20,000	1,664,400
		3,806,500
Technology — 3.6%
Software — 2.2%
Change Healthcare, Inc. *	300,000	5,595,000

Technology Hardware — 0.8%
Arrow Electronics, Inc. *	20,000	1,946,000

Technology Services — 0.6%
Jack Henry & Associates, Inc.	10,000	1,619,900

Total Common Stocks (Cost $167,351,109)		$227,726,909

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 3.0%	Shares	Market Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (b) (Cost $7,654,433)	7,654,433	$7,654,433

Total Investments at Market Value — 100.1% (Cost $191,005,262)		$251,381,302

Liabilities in Excess of Other Assets — (0.1%)		(133,849)

Net Assets — 100.0%		$251,247,453

ADR - American Depositary Receipt.
(a)	Rate shown is the annualized yield at time of purchase, not a coupon rate.
*	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of December 31, 2020.
See accompanying notes to financial statements.

Ave Maria Growth Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders,

For 2020, the Ave Maria Growth Fund (the “Fund”) had a total return of 18.37% compared with the benchmark S&P 500 Index total return of 18.40%. Long-term performance measures are summarized below.

	As of 12-31-2020
Fund or Index Name	Three Year Annualized	Five Year Annualized	Ten Year Annualized
Ave Maria Growth Fund	16.80%	17.86%	13.69%
S&P 500 Index	14.18%	15.22%	13.88%
Morningstar Large Growth Category Average	20.50%	18.29%	15.14%

In 2020, top contributors to return included Change Healthcare Company, Copart, ANSYS, Ollie’s Bargain Outlet, and Texas Instruments. Top detractors from return included Hexcel Company, Ecolab, Inc., Charles Schwab Corporation, Rockwell and Graco, Inc.

Our positions in Fortive and Vontier Corporation (spun off from Fortive) were liquidated in Q4 due to our concerns regarding management’s capital allocation strategies. Also sold were Madison Square Garden Sports, Madison Square Garden Entertainment, FleetCor Technologies, Inc., and Booking Holdings, Inc. The proceeds were invested into higher conviction opportunities.

Software AG was the only new addition to the Fund during Q4.

●

Software AG is a German company that operates legacy database technology, assists customers with application integration, and offers an Internet of Things management platform. The company is undergoing a licensing transition that has temporarily reduced revenue growth in the short-term, but with the benefit of increasing revenue growth in the long-term. Several other temporary factors further depressed the share price and gave us the opportunity to purchase this high-quality company at a sizable discount to our estimate of fair value. Software AG may well grow its cash earnings at an attractive rate over the next 3 to 5 years.

We also added to existing positions in Talend, Microsoft Corporation, Visa, Inc., Lowe’s and Equinix, Inc. while we reduced existing positions in VF Corp., ANSYS, and Zimmer Biomet Company during the fourth quarter.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

The goal remains to purchase shares of exceptional companies at attractive prices with the expectation of earning favorable returns over the long run.

Your investment in the Ave Maria Growth Fund is appreciated.

With best regards,

Adam P. Gaglio, CFA	Chadd M. Garcia, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

AVE MARIA GROWTH FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Growth Fund and the S&P 500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-19 (as disclosed in May 1, 2020 prospectus)	0.94%*
Expense ratio for the year ended 12-31-20	0.91%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA GROWTH FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
2003 (a)	23.4%	22.8%
2004	21.5%	10.9%
2005	0.3%	4.9%
2006	15.8%	15.8%
2007	11.6%	5.5%
2008	-32.1%	-37.0%
2009	26.4%	26.5%
2010	26.5%	15.1%
2011	0.5%	2.1%
2012	14.7%	16.0%
2013	31.5%	32.4%
2014	7.5%	13.7%
2015	-2.7%	1.4%
2016	12.1%	12.0%
2017	27.4%	21.8%
2018	-1.8%	-4.4%
2019	37.1%	31.5%
2020	18.4%	18.4%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2020 (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
3 Years	16.8%	14.2%
5 Years	17.9%	15.2%
10 Years	13.7%	13.9%
15 Years	11.4%	9.9%
Since Inception (b)	12.2%	10.5%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.
(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2020.

AVE MARIA GROWTH FUND

Ten Largest Equity Holdings

December 31, 2020 (Unaudited)

Shares	Company	Market Value	% of Net Assets
490,000	Copart, Inc.	$62,352,500	6.6%
2,745,000	Change Healthcare, Inc.	51,194,250	5.4%
142,000	Mastercard, Inc. - Class A	50,685,480	5.3%
229,000	Visa, Inc. - Class A	50,089,170	5.3%
300,000	Texas Instruments, Inc.	49,239,000	5.2%
948,300	frontdoor, inc.	47,614,143	5.0%
125,000	ANSYS, Inc.	45,475,000	4.8%
371,876	HEICO Corporation - Class A	43,531,805	4.6%
265,000	Lowe’s Companies, Inc.	42,535,150	4.5%
270,000	Broadridge Financial Solutions, Inc.	41,364,000	4.4%

Asset Allocation (Unaudited)

% of Net Assets
COMMON STOCKS
Sector
Consumer Discretionary	14.9%
Consumer Staples	2.7%
Financials	3.1%
Health Care	8.2%
Industrials	14.8%
Real Estate	6.4%
Technology	49.0%

MONEY MARKET FUNDS, LIABILITIES IN EXCESS OF OTHER ASSETS	0.9%
100.0%

AVE MARIA GROWTH FUND

Schedule of Investments

December 31, 2020

COMMON STOCKS — 99.1%	Shares	Market Value
Consumer Discretionary — 14.9%
Apparel & Textile Products — 0.8%
VF Corporation	95,000	$8,113,950

Retail - Discretionary — 7.5%
Lowe’s Companies, Inc.	265,000	42,535,150
O’Reilly Automotive, Inc. *	63,000	28,511,910
		71,047,060
Wholesale - Discretionary — 6.6%
Copart, Inc. *	490,000	62,352,500

Consumer Staples — 2.7%
Retail - Consumer Staples — 2.7%
Ollie’s Bargain Outlet Holdings, Inc. *	310,587	25,396,699

Financials — 3.1%
Asset Management — 3.1%
Brookfield Asset Management, Inc. - Class A	712,500	29,404,875

Health Care — 8.2%
Health Care Facilities & Services — 3.2%
IQVIA Holdings, Inc. *	170,000	30,458,900

Medical Equipment & Devices — 5.0%
Medtronic plc	233,000	27,293,620
Zimmer Biomet Holdings, Inc.	127,000	19,569,430
		46,863,050
Industrials — 14.8%
Aerospace & Defense — 4.6%
HEICO Corporation - Class A	371,876	43,531,805

Electrical Equipment — 4.1%
Roper Technologies, Inc.	91,000	39,229,190

Engineering & Construction — 5.0%
frontdoor, inc. *	948,300	47,614,143

Transportation & Logistics — 1.1%
Expeditors International of Washington, Inc.	110,000	10,462,100

Real Estate — 6.4%
Real Estate Owners & Developers — 0.4%
Texas Pacific Land Trust	5,000	3,635,000

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 99.1% (Continued)	Shares	Market Value
Real Estate — 6.4% (Continued)
REITs — 6.0%
Equinix, Inc.	33,500	$23,925,030
SBA Communications Corporation	116,000	32,727,080
		56,652,110
Technology — 49.0%
Semiconductors — 5.2%
Texas Instruments, Inc.	300,000	49,239,000

Software — 18.0%
ANSYS, Inc. *	125,000	45,475,000
Autodesk, Inc. *	20,000	6,106,800
Change Healthcare, Inc. *	2,745,000	51,194,250
Microsoft Corporation	165,000	36,699,300
Software AG - ADR	2,452,252	25,724,123
Talend S.A. - ADR *	150,000	5,751,000
		170,950,473
Technology Services — 25.8%
Accenture plc - Class A	141,000	36,830,610
Broadridge Financial Solutions, Inc.	270,000	41,364,000
Mastercard, Inc. - Class A	142,000	50,685,480
Moody’s Corporation	95,000	27,572,800
S&P Global, Inc.	116,000	38,132,680
Visa, Inc. - Class A	229,000	50,089,170
		244,674,740

Total Common Stocks (Cost $548,531,104)		$939,625,595

MONEY MARKET FUNDS — 1.1%	Shares	Market Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $10,660,426)	10,660,426	$10,660,426

Total Investments at Market Value — 100.2% (Cost $559,191,530)		$950,286,021

Liabilities in Excess of Other Assets — (0.2%)		(1,538,611)

Net Assets — 100.0%		$948,747,410

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2020.
See accompanying notes to financial statements.

Ave Maria Rising Dividend Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders,

The Ave Maria Rising Dividend (the “Fund”) delivered a total return of 6.45% for the year ended December 31, 2020, which exceeded the total return of the Fund’s primary benchmark, the S&P 500 Value Index, at 1.36%. The S&P 500 Index returned 18.40%, primarily due to the mega-cap “FAANG” (Facebook, Amazon, Apple, Netflix, Google) stocks. The FAANG stocks, all of which violate our moral screens, benefited greatly from the COVID-19 pandemic induced “stay at home” economy. These 5 stocks were up a weighted average of more than 60% in 2020. In another example of how growth stocks dominated in 2020, the S&P Growth Index outperformed the S&P 500 Value by 3,213 basis points during the year. This was the largest differential since the peak of the dot.com bubble in 1999, when growth outperformed by 3,250 basis points.

For the year, the Fund received strong absolute contributions from its technology, consumer discretionary and industrial sector holdings, all of which were up double-digits. The technology stock contribution was led by Texas Instruments (TI), which was up over 25% for the year. TI is a leader in high-value analog and embedded product semiconductor chips, and management has proven they are excellent at capital allocation. Accenture plc, Broadridge Financial Solutions and Microsoft Corporation were also important contributors in technology. The Fund’s consumer discretionary stocks were paced by Lowe’s Companies, Inc., and Tractor Supply Company, which both turned in better than expected operating results during the year. The positive contributors to the Fund’s industrial sector performance included HEICO Corporation and United Parcel Service, Inc., although they took different paths to get there. UPS, a package delivery company, benefited from the pandemic due to the unprecedented demand for shipped packages and record-high volume levels. With its strong brand position, UPS was able to raise prices throughout the year and the stock price rose 50% in 2020. Alternatively, HEICO which is a supplier to the aerospace industry, was negatively impacted by the reduction in airline travel during the pandemic. So, the Fund initiated a position in this outstanding company when the stock was depressed during the March 2020 stock market collapse. Since our initial purchase, HEICO’s share price has appreciated almost 100%.

The weakest sectors for the Fund were materials and energy. In materials, International Flavors & Fragrances negatively impacted performance, as their sales growth lagged peers and it became apparent that their recent acquisition of Frutarom had not met expectations. The Fund’s energy stocks were also

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

weak during the year due to the partial closing of the global economy and the resulting decline in oil prices. During the year, we took the opportunity to increase energy positions and improve quality.

Five positions were eliminated in the Fund since the semi-annual report on June 30, 2020: BlackRock, Inc., Brookfield Asset Management Inc., Hexcel Corporation, International Flavors & Fragrances, Inc. and Watsco, Inc. The sales of BlackRock and Watsco were valuation driven, while the others were a combination of fundamental concerns and valuation. New positions were established in Equinix, Inc. (real estate investment trust) and Texas Pacific Land Trust (real estate).

The Fund’s investment strategy continues to be identifying companies that have strong balance sheets, operate with competitive advantages, and consistently produce above-average cash flow and dividend growth. The goal is to buy these companies when they are out of favor and under-valued. We are confident in the long-term merits of this strategy. Thank you for your continued interest in the Fund.

Joseph W. Skornicka, CFA	George P. Schwartz, CFA
Lead-Portfolio Manager	Co-Portfolio Manager

Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

AVE MARIA RISING DIVIDEND FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Rising Dividend Fund, the S&P 500 Value Index**
and the S&P 500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-19 (as disclosed in May 1, 2020 prospectus)	0.93%*
Expense ratio for the year ended 12-31-20	0.92%

*	Includes Acquired Fund Fees and Expenses.
**

Since May 1, 2020, the S&P 500 Value Index has been the Fund’s primary benchmark. It replaced the S&P 500 Index because the S&P 500 Value Index is more representative of the Fund’s portfolio composition.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA RISING DIVIDEND FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 VALUE INDEX	S&P 500 INDEX
2005 (a)	6.7%	11.3%	8.8%
2006	17.9%	20.8%	15.8%
2007	-0.6%	2.0%	5.5%
2008	-22.8%	-39.2%	-37.0%
2009	25.3%	21.2%	26.5%
2010	17.9%	15.1%	15.1%
2011	4.6%	-0.5%	2.1%
2012	13.9%	17.7%	16.0%
2013	33.9%	32.0%	32.4%
2014	9.3%	12.4%	13.7%
2015	-5.9%	-3.1%	1.4%
2016	15.3%	17.4%	12.0%
2017	16.8%	15.4%	21.8%
2018	-4.8%	-9.0%	-4.4%
2019	27.6%	31.9%	31.5%
2020	6.5%	1.4%	18.4%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2020 (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 VALUE INDEX	S&P 500 INDEX
3 Years	8.9%	6.8%	14.2%
5 Years	11.7%	10.5%	15.2%
10 Years	11.1%	10.7%	13.9%
15 Years	9.4%	7.4%	9.9%
Since Inception (b)	9.4%	7.8%	10.0%

(a)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2005.
(b)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2020.

AVE MARIA RISING DIVIDEND FUND

Ten Largest Equity Holdings

December 31, 2020 (Unaudited)

Shares	Company	Market Value	% of Net Assets
365,000	Medtronic plc	$42,756,100	5.0%
190,000	Visa, Inc. - Class A	41,558,700	4.8%
640,000	Mondelēz International, Inc. - Class A	37,420,800	4.3%
230,000	Lowe’s Companies, Inc.	36,917,300	4.3%
232,500	Zimmer Biomet Holdings, Inc.	35,825,925	4.2%
215,000	Texas Instruments, Inc.	35,287,950	4.1%
220,000	Chubb Ltd.	33,862,400	3.9%
505,000	Kellogg Company	31,426,150	3.7%
205,000	Broadridge Financial Solutions, Inc.	31,406,000	3.7%
425,000	SS&C Technologies Holdings, Inc.	30,918,750	3.6%

Asset Allocation (Unaudited)

% of Net Assets
COMMON STOCKS
Sector
Communications	1.0%
Consumer Discretionary	13.4%
Consumer Staples	8.0%
Energy	3.4%
Financials	13.7%
Health Care	12.2%
Industrials	10.8%
Real Estate	3.4%
Technology	31.7%

MONEY MARKET FUNDS, LIABILITIES IN EXCESS OF OTHER ASSETS	2.4%
100.0%

AVE MARIA RISING DIVIDEND FUND

Schedule of Investments

December 31, 2020

COMMON STOCKS — 97.6%	Shares	Market Value
Communications — 1.0%
Internet Media & Services — 1.0%
Booking Holdings, Inc. *	4,000	$8,909,080

Consumer Discretionary — 13.4%
Apparel & Textile Products — 1.1%
VF Corporation	115,000	9,822,150

Retail - Discretionary — 12.3%
Genuine Parts Company	275,000	27,618,250
Lowe’s Companies, Inc.	230,000	36,917,300
TJX Companies, Inc. (The)	300,000	20,487,000
Tractor Supply Company	145,000	20,384,100
		105,406,650
Consumer Staples — 8.0%
Food — 8.0%
Kellogg Company	505,000	31,426,150
Mondelēz International, Inc. - Class A	640,000	37,420,800
		68,846,950
Energy — 3.4%
Oil & Gas Producers — 3.4%
Chevron Corporation	260,000	21,957,000
Pioneer Natural Resources Company	60,000	6,833,400
		28,790,400
Financials — 13.7%
Banking — 6.7%
First Horizon National Corporation	2,350,000	29,986,000
Truist Financial Corporation	575,000	27,559,750
		57,545,750
Insurance — 3.9%
Chubb Ltd.	220,000	33,862,400

Specialty Finance — 3.1%
Fidelity National Financial, Inc.	670,000	26,190,300

Health Care — 12.2%
Health Care Facilities & Services — 3.0%
Quest Diagnostics, Inc.	220,000	26,217,400

Medical Equipment & Devices — 9.2%
Medtronic plc	365,000	42,756,100
Zimmer Biomet Holdings, Inc.	232,500	35,825,925
		78,582,025

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 97.6% (Continued)	Shares	Market Value
Industrials — 10.8%
Aerospace & Defense — 2.8%
HEICO Corporation - Class A	207,120	$24,245,467

Diversified Industrials — 2.1%
Eaton Corporation plc	150,000	18,021,000

Electrical Equipment — 2.3%
Roper Technologies, Inc.	25,000	10,777,250
TE Connectivity Ltd.	75,000	9,080,250
		19,857,500
Industrial Support Services — 1.2%
Fastenal Company	205,000	10,010,150

Transportation & Logistics — 2.4%
United Parcel Service, Inc. - Class B	120,000	20,208,000

Real Estate — 3.4%
Real Estate Owners & Developers — 2.1%
Texas Pacific Land Trust	24,000	17,448,000

REITs — 1.3%
Equinix, Inc.	16,000	11,426,880

Technology — 31.7%
Semiconductors — 4.1%
Texas Instruments, Inc.	215,000	35,287,950

Software — 11.1%
ANSYS, Inc. *	28,000	10,186,400
Microsoft Corporation	135,000	30,026,700
SAP SE - ADR	180,000	23,470,200
SS&C Technologies Holdings, Inc.	425,000	30,918,750
		94,602,050
Technology Hardware — 2.3%
Cisco Systems, Inc.	440,000	19,690,000

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 97.6% (Continued)	Shares	Market Value
Technology — 31.7% (Continued)
Technology Services — 14.2%
Accenture plc - Class A	115,000	$30,039,150
Broadridge Financial Solutions, Inc.	205,000	31,406,000
Moody’s Corporation	65,000	18,865,600
Visa, Inc. - Class A	190,000	41,558,700
		121,869,450

Total Common Stocks (Cost $600,405,248)		$836,839,552

MONEY MARKET FUNDS — 2.5%	Shares	Market Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $21,811,095)	21,811,095	$21,811,095

Total Investments at Market Value — 100.1% (Cost $622,216,343)		$858,650,647

Liabilities in Excess of Other Assets — (0.1%)		(1,123,463)

Net Assets — 100.0%		$857,527,184

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2020.
See accompanying notes to financial statements.

Ave Maria World Equity Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders,

The Ave Maria World Equity Fund (the “Fund”) posted a total return of -0.15% for the year ended December 31, 2020. This trailed the global equity indices, with the S&P Global 1200 Index up 15.58% and the MSCI World Index up 15.90%. It was a difficult year for the Fund as its geographic weights, lack of “FAANG” stock ownership (“Facebook, Amazon, Apple, Netflix, Google”), value tilt, and aerospace/airlines exposure all combined to negatively impact performance.

By geographic region, the U.S. provided the best returns among the large global equity markets, with the S&P 500 Index up 18.4% for the year. The Japanese market was the next best, with the Topix 150 Index up 13.7%. The Europe 350 Index was up 5.9% (all returns in USD). The Fund’s regional breakdown worked against it, with its largest overweighted position in the weakest performing region, Europe, and being underweight in the two strongest regions, namely, the Americas and Japan.

From a sector standpoint, the primary contributors to the Fund’s weak performance were the industrials, energy, and financials. Within industrials, the Fund’s position in aerospace and airlines was the primary negative contributor, as airline travel was down significantly during the year due to COVID-19. Exposure to this area was eliminated as aerospace profitability will be impacted for years to come and there were better opportunities elsewhere. In energy, the Fund was negatively impacted by Royal Dutch Shell and was replaced by Chevron Corporation, which has a better track record and management team. In financials, Citigroup, Inc. which was also sold during the year, negatively impacted performance. Positively impacting performance were holdings in the real estate sector, including Equinix, Inc. and FirstService Corporation. In technology, Taiwan Semiconductor was up substantially.

Six new positions, all of which comply with our moral screens, were added to the Fund since the semiannual report: First Horizon National Corporation (bank holding company), ITOCHU Corporation (trading companies and distributors), Murata Manufacturing Co., Ltd. (electronic components), Nidec Corporation (electrical components and equipment), S&P Global, Inc. (financial exchanges and data), and Visa, Inc. (data processing and outsourced services). Eight issues were eliminated in favor of more attractive investment opportunities: Airbus, Booking Holdings, Inc., Brookfield Asset Management, Inc., Citigroup, Inc., Hexcel Corporation, International Flavors & Fragrances, Inc., Pioneer Natural Resources Company, Toyota Motor Corporation.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

As of December 31, 2020, the Fund’s geographic weightings based on the headquarters domicile of each company versus the S&P Global 1200 Index were approximately:

	Ave Maria World Equity Fund	S&P Global 1200 Index
Americas	59.4%	66.3%
Europe Developed	23.9%	14.4%
United Kingdom	7.1%	4.4%
Japan	4.2%	7.2%
Asia / Australia	3.3%	7.5%
Cash Equivalents	2.1%	—

The Fund’s goal is to focus on owning high-quality, large capitalization, globally oriented companies, at attractive valuations.

Thank you for your continued interest in the Ave Maria World Equity Fund.

Best Regards,

Joseph W. Skornicka, CFA	Anthony W. Genarro, CFA
Lead-Portfolio Manager	Co-Portfolio Manager

Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

AVE MARIA WORLD EQUITY FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria World Equity Fund and the S&P 1200 Global Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Ratio information as of:	Period Ended 12-31-19 (as disclosed in May 1, 2020 prospectus)	Year Ended 12-31-20
Gross	1.30%*	1.26%
Net	1.26%*	1.25%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA WORLD EQUITY FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA WORLD EQUITY FUND	S&P 1200 GLOBAL INDEX	MSCI WORLD INDEX
2010 (a)	12.4%	8.5%	8.2%
2011	-9.6%	-5.1%	-5.5%
2012	13.8%	16.8%	15.8%
2013	23.5%	25.8%	26.7%
2014	0.5%	5.4%	4.9%
2015	-4.8%	-0.9%	-0.9%
2016	8.7%	8.9%	7.5%
2017	17.9%	23.8%	22.4%
2018	-8.9%	-8.2%	-8.7%
2019	27.7%	28.2%	27.7%
2020	-0.2%	15.6%	15.9%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2020 (Unaudited)

	AVE MARIA WORLD EQUITY FUND	S&P 1200 GLOBAL INDEX	MSCI WORLD INDEX
3 Years	5.1%	10.8%	10.5%
5 Years	8.3%	12.9%	12.2%
10 Years	6.1%	10.3%	9.9%
Since Inception (b)	6.9%	10.5%	10.0%

(a)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2010.
(b)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2020.

AVE MARIA WORLD EQUITY FUND

Ten Largest Equity Holdings

December 31, 2020 (Unaudited)

Shares	Company	Market Value	% of Net Assets
10,000	Mastercard, Inc. - Class A	$3,569,400	5.2%
17,500	IQVIA Holdings, Inc.	3,135,475	4.5%
20,000	Chubb Ltd.	3,078,400	4.4%
59,000	Coca-Cola European Partners plc	2,939,970	4.2%
24,119	Medtronic plc	2,825,300	4.1%
52,099	Koninklijke Philips N.V.	2,822,203	4.1%
10,500	Accenture plc - Class A	2,742,705	4.0%
46,500	Mondelēz International, Inc. - Class A	2,718,855	3.9%
100,000	AXA S.A. - ADR	2,395,000	3.5%
28,000	Chevron Corporation	2,364,600	3.4%

Asset Allocation (Unaudited)

% of Net Assets
COMMON STOCKS
Sector
Communications	2.5%
Consumer Discretionary	6.4%
Consumer Staples	12.1%
Energy	3.4%
Financials	16.4%
Health Care	18.5%
Industrials	5.9%
Real Estate	2.8%
Technology	29.9%

MONEY MARKET FUNDS, LIABILITIES IN EXCESS OF OTHER ASSETS	2.1%
100.0%

AVE MARIA WORLD EQUITY FUND

Schedule of Investments

December 31, 2020

COMMON STOCKS — 97.9%	Shares	Market Value
Communications — 2.5%
Entertainment Content — 2.5%
Electronic Arts, Inc.	12,000	$1,723,200

Consumer Discretionary — 6.4%
Automotive — 3.6%
Cie Générale des Établissements Michelin - ADR	61,500	1,581,780
Ferrari N.V.	4,000	918,080
		2,499,860
Retail - Discretionary — 2.8%
Lowe’s Companies, Inc.	12,000	1,926,120

Consumer Staples — 12.1%
Beverages — 4.2%
Coca-Cola European Partners plc	59,000	2,939,970

Food — 6.7%
Danone S.A. - ADR	145,000	1,899,500
Mondelēz International, Inc. - Class A	46,500	2,718,855
		4,618,355
Wholesale - Consumer Staples — 1.2%
ITOCHU Corporation - ADR	14,000	808,360

Energy — 3.4%
Oil & Gas Producers — 3.4%
Chevron Corporation	28,000	2,364,600

Financials — 16.4%
Banking — 3.4%
First Horizon National Corporation	90,000	1,148,400
Truist Financial Corporation	24,500	1,174,285
		2,322,685
Insurance — 10.8%
AXA S.A. - ADR	100,000	2,395,000
Chubb Ltd.	20,000	3,078,400
Willis Towers Watson plc	9,500	2,001,460
		7,474,860
Specialty Finance — 2.2%
Fidelity National Financial, Inc.	39,500	1,544,055

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 97.9% (Continued)	Shares	Market Value
Health Care — 18.5%
Health Care Facilities & Services — 4.5%
IQVIA Holdings, Inc. *	17,500	$3,135,475

Medical Equipment & Devices — 14.0%
Alcon, Inc. *	25,500	1,682,490
Koninklijke Philips N.V. *	52,099	2,822,203
Medtronic plc	24,119	2,825,300
Zimmer Biomet Holdings, Inc.	15,200	2,342,168
		9,672,161
Industrials — 5.9%
Diversified Industrials — 1.3%
Eaton Corporation plc	7,700	925,078

Electrical Equipment — 3.0%
Otis Worldwide Corporation	12,000	810,600
TE Connectivity Ltd.	10,500	1,271,235
		2,081,835
Transportation & Logistics — 1.6%
Canadian National Railway Company	10,000	1,098,500

Real Estate — 2.8%
Real Estate Services — 1.5%
FirstService Corporation	7,500	1,025,700

REITs — 1.3%
Equinix, Inc.	1,300	928,434

Technology — 29.9%
Semiconductors — 5.3%
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	21,000	2,289,840
Texas Instruments, Inc.	8,500	1,395,105
		3,684,945
Software — 6.3%
Microsoft Corporation	10,000	2,224,200
SAP SE - ADR	16,500	2,151,435
		4,375,635
Technology Hardware — 5.3%
Cisco Systems, Inc.	34,000	1,521,500
Murata Manufacturing Company Ltd. - ADR	47,000	1,064,785
Nidec Corporation - ADR	33,000	1,046,100
		3,632,385

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 97.9% (Continued)	Shares	Market Value
Technology — 29.9% (Continued)
Technology Services — 13.0%
Accenture plc - Class A	10,500	$2,742,705
Mastercard, Inc. - Class A	10,000	3,569,400
S&P Global, Inc.	3,100	1,019,063
Visa, Inc. - Class A	7,500	1,640,475
		8,971,643

Total Common Stocks (Cost $49,391,151)		$67,753,856

MONEY MARKET FUNDS — 2.2%	Shares	Market Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $1,532,868)	1,532,868	$1,532,868

Total Investments at Market Value — 100.1% (Cost $50,924,019)		$69,286,724

Liabilities in Excess of Other Assets — (0.1%)		(56,070)

Net Assets — 100.0%		$69,230,654

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2020.
See accompanying notes to financial statements.

AVE MARIA WORLD EQUITY FUND

Summary of Common Stocks by Country

December 31, 2020 (Unaudited)

Country	Value	% of Net Assets
United States **	$38,950,253	56.3%
France	5,876,280	8.5%
United Kingdom	4,941,430	7.1%
Switzerland	4,760,890	6.9%
Netherlands	3,740,283	5.4%
Japan	2,919,245	4.2%
Taiwan	2,289,840	3.3%
Germany	2,151,435	3.1%
Canada	2,124,200	3.1%
Total	$67,753,856	97.9%

**	Includes companies deemed to be a “non-U.S. company” as defined in the Fund’s prospectus, if a company has at least 50% of its revenues or operations outside of the United States.
See accompanying notes to financial statements.

Ave Maria Focused Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders,

The Ave Maria Focused Fund (the “Fund”) was started May 1, 2020. For the eight months ended December 31, 2020, the Fund was up 24.71%, compared to 34.28% for the benchmark S&P 500 Index (the “Benchmark”). In Q4, the Fund was up 11.55%, compared to 12.15% for the Benchmark. While eight months is too short an amount of time in which to properly gauge the performance of a portfolio, one inference that we can conclude is that the relative performance of the portfolio improved compared to the Benchmark as the Fund became closer to being fully deployed.

	May 1, 2020 through December 31, 2020		Oct. 1, 2020 through December 31, 2020
Ave Maria Focused Fund	24.71%	Ave Maria Focused Fund	11.55%
S&P 500 Index	34.28%	S&P 500 Index	12.15%

When the Fund was launched in May, the country was undergoing a government-mandated economic shutdown that some believed could have led to another Great Depression. However, the equity markets had already rebounded off what ended up being the lows for the year aided by the massive monetary and fiscal stimulus. Over the past eight months we constructed a portfolio of companies that we believe have the following characteristics: durable and growing earnings streams, the ability to earn high returns on incremental invested capital, long time horizon for capital deployment, and strong management teams.

During Q4, we added to 6 positions and initiated 2 new investments. We exited CoreSite and redeployed the proceeds into Equinix, as the businesses are similar but Equinix is more attractive from a valuation standpoint. One of the existing positions added to was eDreams ODIGEO (the online travel agency we bought in Q3). Despite its share price doubling from our lowest purchase price in August, we believe that there is significant upside potential, assuming a successful COVID vaccine rollout. It appears consumers are anxious to travel again for leisure and eDreams will be a beneficiary if that occurs.

New Investments:

●

GFL (Green for Life) Environmental is the fourth largest publicly traded waste company in North America. Founded by former professional hockey player Patrick Dovigi in 2007, it went public as a unicorn in March 2020. We view GFL’s collection of assets as second only to Waste Connections in terms of quality. However, the

AVE MARIA FOCUSED FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

significant valuation difference between the two more than makes up for the difference in quality. We believe that the company has strong prospects for growth, which in the intermediate future, should come from a combination of price increases and executing small, but highly accretive, acquisitions. The founder has a large equity stake in GFL, which aligns his interests with ours.

●

Software AG is a German company that operates legacy database technology, assists customers with application integration, and offers an Internet of Things management platform. The company is undergoing a licensing transition that has temporarily reduced revenue growth in the short-term, but with the benefit of increasing revenue growth in the long-term. Several other temporary factors further depressed the share price and gave us the opportunity to purchase this high-quality company at a sizable discount to our estimate of intrinsic value. Software AG may well grow its cash earnings at an attractive rate over the next 3 to 5 years.

In performing due diligence, we take both a qualitative and quantitative approach to analyzing a business. In the case of Equinix, a qualitative approach is used to assess if the company has a competitive advantage. A qualitative assessment is used if the business has avenues for growth. Quantitatively, methods are found to monitor a company’s competitive advantage and growth to ensure that the thesis on why it is a good investment, remains intact.

Equinix is an operator of datacenters that occupy important crossroads in the world’s internet infrastructure. Its datacenters are the point where several internet networks and various content providers meet to exchange data by literally plugging into each other’s servers via a cable, called a cross-connect. Our proprietary research led us to finding the location and number of each cross-connect for some of the world’s top websites, cloud providers, and internet networks. This allowed one to understand the market share that Equinix has of internet access points. Qualitatively, the analysis shows that Equinix’s cross-connects create an economic moat via a network effect, which creates a high switching cost for Equinix’s customers. Quantitatively, we track the changes in their cross-connect market share on a quarterly basis to ensure that they are maintaining or growing their market leading position. The below chart shows Equinix’s market share for access points to some interesting websites and cloud providers. In addition to having the leading market share positions in access points to the websites in the below chart, to understand the magnitude of their dominance, know that Equinix has 2.2x the amount of total cross connects as the number 2 competitor. In addition to cross-connects, other important

AVE MARIA FOCUSED FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

metrics quantitatively tracked are return on invested capital, organic revenue growth, total revenue growth, and free cash flow growth. The performance and direction of these metrics should allow Equinix to generate positive returns for Fund shareholders for a long time.

Equinix Market Share:
Global Data Center Access Points

Thank you for partnering with us. Your investment in the Ave Maria Focused Fund is appreciated.

With best regards,

Chadd M. Garcia, CFA	Adam P. Gaglio, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

AVE MARIA FOCUSED FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Focused Fund and the S&P 500 Index

(a)	The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (May 1, 2020) through December 31, 2020.
(c)	Annualized.

Expense Ratio information as of:	Projected (as disclosed in May 1, 2020 prospectus)	Period Ended 12-31-20 (b)(c)
Gross	2.72%*	1.29%
Net	1.26%*	1.25%

*	Includes projected Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA FOCUSED FUND

Ten Largest Equity Holdings

December 31, 2020 (Unaudited)

Shares	Company	Market Value	% of Net Assets
5,363	Equinix, Inc.	$3,830,147	11.2%
13,276	Microsoft Corporation	2,952,848	8.6%
5,662	Adobe, Inc.	2,831,679	8.3%
54,176	frontdoor, inc.	2,720,177	7.9%
67,925	GFL Environmental, Inc.	1,982,051	5.8%
33,733	eDreams ODIEGO S.A. - ADR	1,714,942	5.0%
6,945	Visa, Inc. - Class A	1,519,080	4.4%
4,163	Mastercard, Inc. - Class A	1,485,941	4.3%
62,367	Valvoline, Inc.	1,443,172	4.2%
2,946	Tyler Technologies, Inc.	1,285,988	3.7%

Asset Allocation (Unaudited)

% of Net Assets
COMMON STOCKS
Sector
Communications	5.0%
Consumer Discretionary	5.8%
Financials	1.8%
Health Care	3.6%
Industrials	16.6%
Materials	4.2%
Real Estate	14.2%
Technology	41.8%

MONEY MARKET FUNDS, LIABILITIES IN EXCESS OF OTHER ASSETS	7.0%
100.0%

AVE MARIA FOCUSED FUND

Schedule of Investments

December 31, 2020

COMMON STOCKS — 93.0%	Shares	Market Value
Communications — 5.0%
Internet Media & Services — 5.0%
eDreams ODIEGO S.A. - ADR *	33,733	$1,714,942

Consumer Discretionary — 5.8%
Apparel & Textile Products — 2.9%
Hermes International - ADR	9,183	992,866

Automotive — 2.9%
Ferrari N.V.	4,284	983,264

Financials — 1.8%
Asset Management — 1.8%
Brookfield Asset Management, Inc. - Class A	15,290	631,018

Health Care — 3.6%
Health Care Facilities & Services — 3.6%
Chemed Corporation	2,341	1,246,840

Industrials — 16.6%
Commercial Support Services — 8.7%
GFL Environmental, Inc.	67,925	1,982,051
Waste Connections, Inc.	9,644	989,185
		2,971,236
Engineering & Construction — 7.9%
frontdoor, inc. *	54,176	2,720,177

Materials — 4.2%
Chemicals — 4.2%
Valvoline, Inc.	62,367	1,443,172

Real Estate — 14.2%
Real Estate Owners & Developers — 0.4%
Texas Pacific Land Trust	207	150,489

REITs — 13.8%
Equinix, Inc.	5,363	3,830,147
SBA Communications Corporation	3,176	896,045
		4,726,192

AVE MARIA FOCUSED FUND

SCHEDULE OF INVESTMENTS

(Continued)

COMMON STOCKS — 93.0% (Continued)	Shares	Market Value
Technology — 41.8%
Software — 27.6%
Adobe, Inc. *	5,662	$2,831,679
Autodesk, Inc. *	3,465	1,058,003
Change Healthcare, Inc. *	55,252	1,030,450
Microsoft Corporation	13,276	2,952,848
Software AG - ADR	31,200	327,288
Tyler Technologies, Inc. *	2,946	1,285,988
		9,486,256
Technology Services — 14.2%
Mastercard, Inc. - Class A	4,163	1,485,941
Moody’s Corporation	2,831	821,670
S&P Global, Inc.	3,178	1,044,704
Visa, Inc. - Class A	6,945	1,519,080
		4,871,395

Total Common Stocks (Cost $26,491,816)		$31,937,847

MONEY MARKET FUNDS — 7.1%	Shares	Market Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	1,593,811	$1,593,811
Federated Hermes Treasury Obligations Fund - Institutional Shares, 0.01% (a)	829,972	829,972
Total Money Market Funds (Cost $2,423,783)		$2,423,783

Total Investments at Market Value — 100.1% (Cost $28,915,599)		$34,361,630

Liabilities in Excess of Other Assets — (0.1%)		(45,364)

Net Assets — 100.0%		$34,316,266

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2020.
See accompanying notes to financial statements.

Ave Maria Bond Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders,

We are pleased to report that for 2020, the Ave Maria Bond Fund (“the Fund”) finished its 18th consecutive year of positive performance. For the year ended December 31, 2020, the Fund had a total return of 5.60% vs. 6.43% for the Bloomberg Barclays Intermediate U.S. Government/Credit Index.

In March last year, monetary and fiscal policies pumped trillions of dollars into the economy to blunt the negative effects of COVID-19. With Democrats in full control in D.C., trillions more are likely to be spent in 2021 on additional fiscal measures (stimulus checks) and with the Federal Reserve’s (the “Fed”) monetary policy remaining accommodative with low interest rates and the continuation of the Fed’s $120 billion a month quantitative easing program. The long-term ramifications and consequences of these actions will be dealt with at some future date. When the bill does come due, it will likely manifest itself with higher interest rates, higher inflation, and rising defaults. But for now, policy makers seem to be saying, Party on!

Interest rates across the yield-curve decreased in 2020, as the 10-year U.S. Treasury Note started the year yielding 1.9% and ended at 0.9%. The Fed cut short-term rates to zero and has indicated it does not plan to raise them for years. In fact, both the Fed and futures market agree that interest rates will remain low for the next few years. In financial markets, when such views are common knowledge, the opposite often happens. So, we remain cautious.

Corporate credit spreads contracted rapidly after the Fed announced they were buying corporate bonds as the overall economy began to improve. As of year-end, spreads were close to where they began the year. With interest rates low and spreads narrow, investors need to be cautious as small changes in either will cause significant price movements.

In reviewing the performance of the Fund, the top contributors were the common stocks of United Parcel Service, Inc. (courier services), BlackRock, Inc. (investment management), and VF Corp. (apparel). The Fund’s weakest-performing assets were the common stocks of Royal Dutch Shell plc (integrated oils), Exxon Mobil Corp. (integrated oils), and First Horizon Corp. (banks).

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

In this low interest-rate environment, the Fund continues to be managed in a conservative manner, with the average bond maturity short and credit quality high. Dividend-paying common stocks continue to offer an attractive combination of current income and potential price appreciation.

We appreciate your investment in the Ave Maria Bond Fund.

Brandon S. Scheitler	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

AVE MARIA BOND FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Bond Fund and the Bloomberg Barclays
U.S. Intermediate Government/Credit Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-19 (as disclosed in May 1, 2020 prospectus)	0.49%*
Expense ratio for the year ended 12-31-20	0.47%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA BOND FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA BOND FUND	BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX
2003 (a)	2.4%	1.9%
2004	5.1%	3.0%
2005	1.4%	1.6%
2006	6.0%	4.1%
2007	4.8%	7.4%
2008	0.3%	5.1%
2009	10.2%	5.2%
2010	6.7%	5.9%
2011	3.3%	5.8%
2012	4.6%	3.9%
2013	6.1%	-0.9%
2014	2.2%	3.1%
2015	0.7%	1.1%
2016	4.5%	2.1%
2017	4.2%	2.1%
2018	0.4%	0.9%
2019	8.3%	6.8%
2020	5.6%	6.4%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2020 (Unaudited)

	AVE MARIA BOND FUND	BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX
3 Years	4.7%	4.7%
5 Years	4.6%	3.6%
10 Years	4.0%	3.1%
15 Years	4.5%	3.9%
Since Inception (b)	4.3%	3.7%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.
(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2020.

AVE MARIA BOND FUND

Ten Largest Holdings*

December 31, 2020 (Unaudited)

Par Value/ Shares	Holding	Market Value	% of Net Assets
$10,000,000	U.S. Treasury Notes, 1.375%, due 01/31/21	$10,009,054	2.4%
$7,375,000	BlackRock, Inc., 3.200%, due 03/15/27	8,318,816	2.0%
$6,918,925	U.S. Treasury Inflation-Protected Notes, 0.375%, due 07/15/27	7,783,700	1.8%
80,000	VF Corporation	6,832,800	1.6%
$5,500,000	Electronic Arts, Inc., 4.800%, due 03/01/26	6,542,597	1.6%
130,000	Coca-Cola European Partners plc	6,477,900	1.5%
8,750	Texas Pacific Land Trust	6,361,250	1.5%
75,000	Chevron Corporation	6,333,750	1.5%
$5,598,000	Medtronic, Inc., 3.500%, due 03/15/25	6,282,148	1.5%
$5,638,000	Ecolab, Inc., 2.700%, due 11/01/26	6,257,725	1.5%

*	Excludes cash equivalents.

Asset Allocation (Unaudited)

% of Net Assets
U.S. GOVERNMENT & AGENCIES	18.9%

CORPORATE BONDS
Sector
Communications	2.6%
Consumer Discretionary	7.4%
Consumer Staples	10.1%
Energy	4.0%
Financials	5.6%
Health Care	4.2%
Industrials	7.0%
Materials	2.8%
Technology	11.9%

COMMON STOCKS
Sector
Consumer Discretionary	2.8%
Consumer Staples	2.7%
Energy	1.5%
Financials	4.2%
Health Care	1.1%
Industrials	3.6%
Real Estate	1.5%
Technology	2.4%

MONEY MARKET FUNDS, OTHER ASSETS IN EXCESS OF LIABILITIES	5.7%
100.0%

AVE MARIA BOND FUND

Schedule of Investments

December 31, 2020

U.S. GOVERNMENT & AGENCIES — 18.9%	Par Value	Market Value
U.S. Treasury Bonds — 1.1%
8.125%, due 05/15/21	$2,000,000	$2,058,125
8.000%, due 11/15/21	2,500,000	2,669,922
		4,728,047
U.S. Treasury Inflation-Protected Notes — 10.0% (a)
1.125%, due 01/15/21	2,380,640	2,381,198
0.625%, due 04/15/23	1,467,592	1,545,271
0.500%, due 04/15/24	5,162,100	5,533,126
2.375%, due 01/15/25	4,144,110	4,842,241
0.625%, due 01/15/26	5,479,200	6,115,658
0.375%, due 01/15/27	4,203,927	4,690,937
0.375%, due 07/15/27	6,918,925	7,783,700
0.500%, due 01/15/28	5,278,100	5,984,321
0.750%, due 07/15/28	2,593,300	3,015,825
		41,892,277
U.S. Treasury Notes — 7.8%
1.375%, due 01/31/21	10,000,000	10,009,054
2.000%, due 02/28/21	3,000,000	3,008,426
2.250%, due 03/31/21	4,000,000	4,020,022
2.375%, due 04/15/21	5,000,000	5,032,031
1.375%, due 04/30/21	3,000,000	3,012,187
1.875%, due 07/31/22	2,500,000	2,569,043
1.625%, due 08/31/22	5,000,000	5,124,219
		32,774,982

Total U.S. Government & Agencies (Cost $78,561,676)		$79,395,306

CORPORATE BONDS — 55.6%	Par Value	Market Value
Communications — 2.6%
Electronic Arts, Inc., 3.700%, due 03/01/21	$4,315,000	$4,324,753
Electronic Arts, Inc., 4.800%, due 03/01/26	5,500,000	6,542,597
		10,867,350
Consumer Discretionary — 7.4%
Lowe’s Companies, Inc., 3.800%, due 11/15/21	1,000,000	1,021,189
Lowe’s Companies, Inc., 3.120%, due 04/15/22	3,000,000	3,087,829
Lowe’s Companies, Inc., 3.125%, due 09/15/24	800,000	869,202
Lowe’s Companies, Inc., 3.375%, due 09/15/25	1,500,000	1,674,211
Lowe’s Companies, Inc., 3.100%, due 05/03/27	5,000,000	5,609,542
Ross Stores, Inc., 3.375%, due 09/15/24	3,000,000	3,213,634
Ross Stores, Inc., 0.875%, due 04/15/26	1,700,000	1,699,305

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 55.6% (Continued)	Par Value	Market Value
Consumer Discretionary — 7.4% (Continued)
TJX Companies, Inc. (The), 2.750%, due 06/15/21	$2,305,000	$2,320,970
TJX Companies, Inc. (The), 2.500%, due 05/15/23	2,000,000	2,092,062
TJX Companies, Inc. (The), 3.500%, due 04/15/25	3,295,000	3,678,840
TJX Companies, Inc. (The), 2.250%, due 09/15/26	3,426,000	3,693,822
TJX Companies, Inc. (The), 1.150%, due 05/15/28	2,000,000	2,010,091
		30,970,697
Consumer Staples — 10.1%
Coca-Cola Company (The), 2.875%, due 10/27/25	4,820,000	5,344,580
Coca-Cola Company (The), 2.250%, due 09/01/26	922,000	1,000,492
Coca-Cola Company (The), 1.000%, due 03/15/28	1,000,000	1,005,594
Colgate-Palmolive Company, 2.250%, due 11/15/22	500,000	518,427
Colgate-Palmolive Company, 1.950%, due 02/01/23	2,663,000	2,755,671
Colgate-Palmolive Company, 3.250%, due 03/15/24	795,000	866,860
Dr Pepper Snapple Group, Inc., 3.200%, due 11/15/21	2,000,000	2,034,838
Hershey Company (The), 2.625%, due 05/01/23	4,536,000	4,743,599
Hershey Company (The), 3.375%, due 05/15/23	500,000	535,379
Hershey Company (The), 2.050%, due 11/15/24	3,200,000	3,385,744
Hershey Company (The), 2.300%, due 08/15/26	1,000,000	1,083,935
Hormel Foods Corporation, 4.125%, due 04/15/21	3,814,000	3,823,635
J.M. Smucker Company (The), 3.500%, due 10/15/21	2,000,000	2,049,046
Kellogg Company, 4.300%, due 05/15/28	1,000,000	1,197,146
Kimberly-Clark Corporation, 2.400%, due 03/01/22	3,811,000	3,905,264
Kimberly-Clark Corporation, 2.400%, due 06/01/23	440,000	462,249
Kimberly-Clark Corporation, 2.650%, due 03/01/25	1,115,000	1,203,901
Kimberly-Clark Corporation, 2.750%, due 02/15/26	343,000	379,771
Kimberly-Clark Corporation, 1.050%, due 09/15/27	1,000,000	1,013,590
McCormick & Company, Inc., 3.900%, due 07/15/21	2,500,000	2,524,455
McCormick & Company, Inc., 3.500%, due 09/01/23	2,500,000	2,672,419
		42,506,595
Energy — 4.0%
Chevron Corporation, 2.895%, due 03/03/24	1,824,000	1,954,569
Chevron Corporation, 2.954%, due 05/16/26	1,450,000	1,608,734
Chevron Corporation, 1.995%, due 05/11/27	5,085,000	5,392,592
Exxon Mobil Corporation, 2.397%, due 03/06/22	2,000,000	2,044,796
Exxon Mobil Corporation, 3.176%, due 03/15/24	1,634,000	1,762,446
Exxon Mobil Corporation, 2.019%, due 08/16/24	2,650,000	2,790,077
Exxon Mobil Corporation, 2.709%, due 03/06/25	998,000	1,077,510
		16,630,724

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 55.6% (Continued)	Par Value	Market Value
Financials — 5.6%
BlackRock, Inc., 3.500%, due 03/18/24	$2,500,000	$2,746,007
BlackRock, Inc., 3.200%, due 03/15/27	7,375,000	8,318,816
Chubb INA Holdings, Inc., 3.150%, due 03/15/25	3,809,000	4,204,236
Chubb INA Holdings, Inc., 3.350%, due 05/03/26	500,000	563,471
PNC Financial Services Group, Inc. (The), 3.250%, due 06/01/25	1,528,000	1,696,702
PNC Financial Services Group, Inc. (The), 3.250%, due 01/22/28	4,380,000	4,997,552
U.S. Bancorp, 3.375%, due 02/05/24	1,000,000	1,088,633
		23,615,417
Health Care — 4.2%
Medtronic, Inc., 3.500%, due 03/15/25	5,598,000	6,282,148
Stryker Corporation, 3.375%, due 05/15/24	5,500,000	5,985,062
Stryker Corporation, 3.375%, due 11/01/25	500,000	557,785
Stryker Corporation, 3.500%, due 03/15/26	500,000	565,169
Zimmer Biomet Holdings, Inc., 3.550%, due 04/01/25	3,955,000	4,368,667
		17,758,831
Industrials — 7.0%
3M Company, 2.000%, due 06/26/22	1,073,000	1,099,844
3M Company, 2.250%, due 03/15/23	3,000,000	3,133,138
Illinois Tool Works, Inc., 3.500%, due 03/01/24	2,450,000	2,665,758
Illinois Tool Works, Inc., 2.650%, due 11/15/26	5,380,000	5,944,998
PACCAR Financial Corporation, 1.650%, due 08/11/21	3,750,000	3,781,264
Snap-on, Inc., 6.125%, due 09/01/21	2,000,000	2,072,971
United Parcel Service, Inc., 2.350%, due 05/16/22	2,990,000	3,070,194
United Parcel Service, Inc., 2.200%, due 09/01/24	3,410,000	3,619,748
United Parcel Service, Inc., 2.800%, due 11/15/24	1,000,000	1,080,735
United Parcel Service, Inc., 2.400%, due 11/15/26	2,869,000	3,131,648
		29,600,298
Materials — 2.8%
Ecolab, Inc., 2.375%, due 08/10/22	415,000	427,792
Ecolab, Inc., 3.250%, due 01/14/23	5,000,000	5,262,034
Ecolab, Inc., 2.700%, due 11/01/26	5,638,000	6,257,725
		11,947,551
Technology — 11.9%
Cisco Systems, Inc., 2.200%, due 02/28/21	4,239,000	4,252,183
Cisco Systems, Inc., 2.600%, due 02/28/23	2,475,000	2,600,780
Cisco Systems, Inc., 3.625%, due 03/04/24	500,000	549,726
Cisco Systems, Inc., 2.950%, due 02/28/26	1,000,000	1,112,834
Cisco Systems, Inc., 2.500%, due 09/20/26	3,080,000	3,384,565

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 55.6% (Continued)	Par Value	Market Value
Technology — 11.9% (Continued)
Mastercard, Inc., 3.375%, due 04/01/24	$3,855,000	$4,224,202
Mastercard, Inc., 2.000%, due 03/03/25	5,625,000	5,968,399
Mastercard, Inc., 2.950%, due 11/21/26	500,000	558,859
Mastercard, Inc., 3.300%, due 03/26/27	3,199,000	3,649,687
Mastercard, Inc., 3.500%, due 02/26/28	450,000	518,804
Moody’s Corporation, 4.500%, due 09/01/22	1,000,000	1,056,317
Moody’s Corporation, 2.625%, due 01/15/23	3,319,000	3,462,872
Moody’s Corporation, 4.875%, due 02/15/24	1,500,000	1,689,042
Moody’s Corporation, 3.250%, due 01/15/28	1,750,000	1,969,309
Texas Instruments, Inc., 2.250%, due 05/01/23	2,500,000	2,602,390
Texas Instruments, Inc., 1.375%, due 03/12/25	1,160,000	1,203,001
Texas Instruments, Inc., 2.900%, due 11/03/27	740,000	827,392
Texas Instruments, Inc., 2.250%, due 09/04/29	1,112,000	1,198,228
Visa, Inc., 2.150%, due 09/15/22	4,000,000	4,124,164
Visa, Inc., 3.150%, due 12/14/25	3,905,000	4,380,805
Visa, Inc., 2.750%, due 09/15/27	750,000	835,676
		50,169,235

Total Corporate Bonds (Cost $224,808,705)		$234,066,698

COMMON STOCKS — 19.8%	Shares	Market Value
Consumer Discretionary — 2.8%
Apparel & Textile Products — 1.6%
VF Corporation	80,000	$6,832,800

Retail - Discretionary — 1.2%
Genuine Parts Company	49,300	4,951,199

Consumer Staples — 2.7%
Beverages — 1.5%
Coca-Cola European Partners plc	130,000	6,477,900

Food — 1.2%
Kellogg Company	80,000	4,978,400

Energy — 1.5%
Oil & Gas Producers — 1.5%
Chevron Corporation	75,000	6,333,750

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 19.8% (Continued)	Shares	Market Value
Financials — 4.2%
Asset Management — 1.2%
BlackRock, Inc.	7,000	$5,050,780

Banking — 2.2%
First Horizon National Corporation	366,000	4,670,160
Truist Financial Corporation	95,000	4,553,350
		9,223,510
Specialty Finance — 0.8%
Fidelity National Financial, Inc.	90,000	3,518,100

Health Care — 1.1%
Medical Equipment & Devices — 1.1%
Medtronic plc	40,000	4,685,600

Industrials — 3.6%
Industrial Support Services — 2.4%
Fastenal Company	90,000	4,394,700
Watsco, Inc.	24,000	5,437,200
		9,831,900
Transportation & Logistics — 1.2%
United Parcel Service, Inc. - Class B	30,500	5,136,200

Real Estate — 1.5%
Real Estate Owners & Developers — 1.5%
Texas Pacific Land Trust	8,750	6,361,250

Technology — 2.4%
Semiconductors — 1.5%
Texas Instruments, Inc.	37,000	6,072,810

Technology Services — 0.9%
Western Union Company (The)	180,000	3,949,200

Total Common Stocks (Cost $64,706,955)		$83,403,399

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 5.1%	Shares	Market Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (b)	20,022,685	$20,022,685
Federated Hermes Treasury Obligations Fund - Institutional Shares, 0.01% (b)	1,630,805	1,630,805
Total Money Market Funds (Cost $21,653,490)		$21,653,490

Total Investments at Market Value — 99.4% (Cost $389,730,826)		$418,518,893

Other Assets in Excess of Liabilities — 0.6%		2,357,375

Net Assets — 100.0%		$420,876,268

(a)	Interest rate for this investment is the stated rate. Interest payments are determined based on the inflation adjusted principal.
(b)	The rate shown is the 7-day effective yield as of December 31, 2020.
See notes to financial statements.

AVE MARIA MUTUAL FUNDS

Statements of Assets and Liabilities

December 31, 2020

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
ASSETS
Investment securities:
At cost	$191,005,262	$559,191,530	$622,216,343
At market value (Note 1)	$251,381,302	$950,286,021	$858,650,647
Cash	—	72,675	—
Receivable for capital shares sold	347,773	801,944	607,591
Dividends receivable	155,292	321,075	1,339,097
Other assets	22,184	50,313	44,941
TOTAL ASSETS	251,906,551	951,532,028	860,642,276

LIABILITIES
Payable for capital shares redeemed	122,806	931,479	1,435,800
Payable to Adviser (Note 2)	501,508	1,744,217	1,578,822
Payable to administrator (Note 2)	20,149	76,213	69,781
Other accrued expenses	14,635	32,709	30,689
TOTAL LIABILITIES	659,098	2,784,618	3,115,092

NET ASSETS	$251,247,453	$948,747,410	$857,527,184

NET ASSETS CONSIST OF:
Paid-in capital	$190,871,413	$557,652,919	$621,092,880
Accumulated earnings	60,376,040	391,094,491	236,434,304
NET ASSETS	$251,247,453	$948,747,410	$857,527,184
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	12,455,060	22,210,514	44,342,779
Net asset value, offering price and redemption price per share (Note 1)	$20.17	$42.72	$19.34

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020 (Continued)

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At cost	$50,924,019	$28,915,599	$389,730,826
At market value (Note 1)	$69,286,724	$34,361,630	$418,518,893
Cash	—	1,376	—
Receivable for capital shares sold	36,917	15,463	770,182
Dividends and interest receivable	78,095	12	2,159,398
Other assets	14,626	15,909	30,888
TOTAL ASSETS	69,416,362	34,394,390	421,479,361

LIABILITIES
Payable for capital shares redeemed	1,895	5,869	240,502
Payable to Adviser (Note 2)	168,274	67,780	315,782
Payable to administrator (Note 2)	5,524	2,621	31,111
Other accrued expenses	10,015	1,854	15,698
TOTAL LIABILITIES	185,708	78,124	603,093

NET ASSETS	$69,230,654	$34,316,266	$420,876,268

NET ASSETS CONSIST OF:
Paid-in capital	$54,256,974	$28,903,339	$392,080,556
Accumulated earnings	14,973,680	5,412,927	28,795,712
NET ASSETS	$69,230,654	$34,316,266	$420,876,268
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,356,754	2,760,590	35,089,355
Net asset value, offering price and redemption price per share (Note 1)	$15.89	$12.43	$11.99

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS

Statements of Operations

For the Year Ended December 31, 2020

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
INVESTMENT INCOME
Dividends	$3,434,154	$6,470,057	$17,371,080
Foreign withholding taxes on dividends	(12,071)	(62,580)	(103,181)
Interest	3,400	1,725	5,022
TOTAL INVESTMENT INCOME	3,425,483	6,409,202	17,272,921

EXPENSES
Investment advisory fees (Note 2)	1,847,554	6,399,486	6,085,503
Administration, accounting and transfer agent fees (Note 2)	217,303	853,303	811,014
Trustees’ fees and expenses (Note 2)	41,430	159,330	156,850
Registration and filing fees	32,452	53,911	44,047
Postage and supplies	25,542	69,809	67,288
Audit and tax services fees	23,479	55,154	51,309
Custodian and bank service fees	14,897	50,612	49,587
Legal fees	22,241	22,241	22,241
Compliance service fees and expenses (Note 2)	8,367	32,381	29,730
Advisory board fees and expenses (Note 2)	7,415	28,467	28,468
Insurance expense	14,123	17,375	19,136
Printing of shareholder reports	10,923	20,099	18,137
Other expenses	23,032	44,579	45,381
TOTAL EXPENSES	2,288,758	7,806,747	7,428,691

NET INVESTMENT INCOME (LOSS)	1,136,725	(1,397,545)	9,844,230

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	7,534,895	48,885,126	12,661,959
Net change in unrealized appreciation (depreciation) on investments	4,811,078	102,555,167	12,335,464
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	12,345,973	151,440,293	24,997,423

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,482,698	$150,042,748	$34,841,653

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2020 (Continued)(a)

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$1,155,819	$124,024	$2,949,007
Non-cash dividend income	47,022	—	—
Foreign withholding taxes on dividends	(69,156)	(2,430)	(175)
Interest	210	108	6,175,481
TOTAL INVESTMENT INCOME	1,133,895	121,702	9,124,313

EXPENSES
Investment advisory fees (Note 2)	613,605	144,962	1,170,123
Administration, accounting and transfer agent fees (Note 2)	64,575	18,024	352,117
Trustees’ fees and expenses (Note 2)	12,713	2,180	75,959
Registration and filing fees	31,399	20,356	46,755
Postage and supplies	10,297	1,686	22,717
Audit and tax services fees	15,894	13,030	31,565
Custodian and bank service fees	5,625	2,520	23,901
Legal fees	22,241	6,355	22,240
Compliance service fees and expenses (Note 2)	2,355	972	14,775
Advisory board fees and expenses (Note 2)	2,238	324	13,656
Insurance expense	7,654	1,576	14,352
Printing of shareholder reports	4,996	1,426	8,283
Other expenses	18,495	6,683	44,454
TOTAL EXPENSES	812,087	220,094	1,840,897
Less fee reductions by the Adviser (Note 2)	(15,181)	(6,915)	—
Previous investment advisory fee reductions recouped by the Adviser (Note 2)	10,470	—	—
NET EXPENSES	807,376	213,179	1,840,897

NET INVESTMENT INCOME (LOSS)	326,519	(91,477)	7,283,416

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from investment transactions	(3,359,015)	170,264	2,602,955
Net change in unrealized appreciation (depreciation) on investments	2,559,275	5,446,031	11,074,768
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(799,740)	5,616,295	13,677,723

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(473,221)	$5,524,818	$20,961,139

(a)	Except for the Ave Maria Focused Fund, which represents the period from the commencement of operations (May 1, 2020) through December 31, 2020.
See accompanying notes to financial statements.

Ave Maria Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS
Net investment income	$1,136,725	$94,740
Net realized gains from investment transactions	7,534,895	12,330,238
Net change in unrealized appreciation (depreciation) on investments	4,811,078	30,654,966
Net increase in net assets resulting from operations	13,482,698	43,079,944

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(8,672,343)	(12,431,593)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	27,750,470	21,172,839
Reinvestment of distributions to shareholders	8,283,898	11,853,432
Payments for shares redeemed	(37,340,674)	(27,412,297)
Net increase (decrease) in net assets from capital share transactions	(1,306,306)	5,613,974

TOTAL INCREASE IN NET ASSETS	3,504,049	36,262,325

NET ASSETS
Beginning of year	247,743,404	211,481,079
End of year	$251,247,453	$247,743,404

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,601,300	1,068,769
Shares issued in reinvestment of distributions to shareholders	411,520	603,228
Shares redeemed	(2,145,428)	(1,385,794)
Net increase (decrease) in shares outstanding	(132,608)	286,203
Shares outstanding, beginning of year	12,587,668	12,301,465
Shares outstanding, end of year	12,455,060	12,587,668

See accompanying notes to financial statements.

Ave Maria Growth Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS
Net investment income (loss)	$(1,397,545)	$35,611
Net realized gains from investment transactions	48,885,126	14,295,605
Net change in unrealized appreciation (depreciation) on investments	102,555,167	206,413,769
Net increase in net assets resulting from operations	150,042,748	220,744,985

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(47,493,030)	(14,275,838)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	207,506,663	180,023,858
Reinvestment of distributions to shareholders	45,095,958	13,554,971
Payments for shares redeemed	(261,168,824)	(123,090,103)
Net increase (decrease) in net assets from capital share transactions	(8,566,203)	70,488,726

TOTAL INCREASE IN NET ASSETS	93,983,515	276,957,873

NET ASSETS
Beginning of year	854,763,895	577,806,022
End of year	$948,747,410	$854,763,895

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	5,618,900	5,179,690
Shares issued in reinvestment of distributions to shareholders	1,062,822	357,271
Shares redeemed	(6,965,246)	(3,538,946)
Net increase (decrease) in shares outstanding	(283,524)	1,998,015
Shares outstanding, beginning of year	22,494,038	20,496,023
Shares outstanding, end of year	22,210,514	22,494,038

See accompanying notes to financial statements.

Ave Maria Rising Dividend Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS
Net investment income	$9,844,230	$10,942,259
Net realized gains from investment transactions	12,661,959	61,112,499
Net change in unrealized appreciation (depreciation) on investments	12,335,464	138,759,926
Net increase in net assets resulting from operations	34,841,653	210,814,684

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(22,507,318)	(72,019,270)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	128,641,107	132,949,834
Reinvestment of distributions to shareholders	20,257,565	64,860,750
Payments for shares redeemed	(256,790,815)	(164,331,511)
Net increase (decrease) in net assets from capital share transactions	(107,892,143)	33,479,073

TOTAL INCREASE (DECREASE) IN NET ASSETS	(95,557,808)	172,274,487

NET ASSETS
Beginning of year	953,084,992	780,810,505
End of year	$857,527,184	$953,084,992

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	7,682,610	7,269,107
Shares issued in reinvestment of distributions to shareholders	1,130,986	3,481,659
Shares redeemed	(15,498,988)	(9,043,867)
Net increase (decrease) in shares outstanding	(6,685,392)	1,706,899
Shares outstanding, beginning of year	51,028,171	49,321,272
Shares outstanding, end of year	44,342,779	51,028,171

See accompanying notes to financial statements.

Ave Maria World Equity Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS
Net investment income	$326,519	$504,431
Net realized gains (losses) from investment transactions	(3,359,015)	2,708,192
Net change in unrealized appreciation (depreciation) on investments	2,559,275	12,253,945
Net increase (decrease) in net assets resulting from operations	(473,221)	15,466,568

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(326,947)	(3,243,084)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	14,933,771	13,022,485
Reinvestment of distributions to shareholders	301,435	2,983,300
Payments for shares redeemed	(19,106,759)	(11,370,792)
Net increase (decrease) in net assets from capital share transactions	(3,871,553)	4,634,993

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,671,721)	16,858,477

NET ASSETS
Beginning of year	73,902,375	57,043,898
End of year	$69,230,654	$73,902,375

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,100,322	843,278
Shares issued in reinvestment of distributions to shareholders	19,068	187,273
Shares redeemed	(1,385,079)	(764,079)
Net increase (decrease) in shares outstanding	(265,689)	266,472
Shares outstanding, beginning of year	4,622,443	4,355,971
Shares outstanding, end of year	4,356,754	4,622,443

See accompanying notes to financial statements.

Ave Maria Focused Fund

Statement of Changes in Net Assets

Period Ended December 31, 2020(a)
FROM OPERATIONS
Net investment loss	$(91,477)
Net realized gains from investment transactions	170,264
Net change in unrealized appreciation (depreciation) on investments	5,446,031
Net increase in net assets resulting from operations	5,524,818

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(112,201)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	29,773,287
Reinvestment of distributions to shareholders	111,586
Payments for shares redeemed	(981,224)
Net increase in net assets from capital share transactions	28,903,649

TOTAL INCREASE IN NET ASSETS	34,316,266

NET ASSETS
Beginning of period	—
End of period	$34,316,266

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	2,837,401
Shares issued in reinvestment of distributions to shareholders	9,057
Shares redeemed	(85,868)
Net increase in shares outstanding	2,760,590
Shares outstanding, beginning of period	—
Shares outstanding, end of period	2,760,590

(a)	Represents the period from commencement of operations (May 1, 2020) through December 31, 2020.
See accompanying notes to financial statements.

Ave Maria Bond Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS
Net investment income	$7,283,416	$6,809,543
Net realized gains from investment transactions	2,602,955	5,566,998
Net change in unrealized appreciation (depreciation) on investments	11,074,768	15,701,342
Net increase in net assets resulting from operations	20,961,139	28,077,883

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(9,878,726)	(12,384,326)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	126,643,756	114,713,938
Reinvestment of distributions to shareholders	8,928,357	11,201,957
Payments for shares redeemed	(120,628,440)	(70,474,950)
Net increase in net assets from capital share transactions	14,943,673	55,440,945

TOTAL INCREASE IN NET ASSETS	26,026,086	71,134,502

NET ASSETS
Beginning of year	394,850,182	323,715,680
End of year	$420,876,268	$394,850,182

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	10,895,295	9,946,278
Shares issued in reinvestment of distributions to shareholders	763,454	966,855
Shares redeemed	(10,497,852)	(6,129,550)
Net increase in shares outstanding	1,160,897	4,783,583
Shares outstanding, beginning of year	33,928,458	29,144,875
Shares outstanding, end of year	35,089,355	33,928,458

See accompanying notes to financial statements.

Ave Maria Value Fund

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value at beginning of year	$19.68	$17.19	$20.88	$19.12	$16.42

Income (loss) from investment operations:
Net investment income (loss)	0.09	0.01	(0.03)	(0.06)	(0.03)
Net realized and unrealized gains (losses) on investments	1.12	3.52	(1.81)	3.46	2.73
Total from investment operations	1.21	3.53	(1.84)	3.40	2.70

Less distributions from:
Net investment income	(0.09)	(0.01)	—	—	—
Net realized gains on investments	(0.63)	(1.03)	(1.85)	(1.64)	—
Total distributions	(0.72)	(1.04)	(1.85)	(1.64)	—

Net asset value at end of year	$20.17	$19.68	$17.19	$20.88	$19.12

Total return (a)	6.16%	20.52%	(8.75%)	17.73%	16.44%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$251,247	$247,743	$211,481	$249,892	$224,593

Ratio of total expenses to average net assets	1.05%	1.11%	1.18%	1.19%	1.20%

Ratio of net investment income (loss) to average net assets	0.52%	0.04%	(0.13%)	(0.32%)	(0.15%)

Portfolio turnover rate	68%	40%	43%	40%	47%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

Ave Maria Growth Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value at beginning of year	$38.00	$28.19		$30.80	$26.44	$25.02

Income (loss) from investment operations:
Net investment income (loss)	(0.06)	0.00	(a)	0.06	0.03	0.02
Net realized and unrealized gains (losses) on investments	7.03	10.45		(0.63)	7.22	3.01
Total from investment operations	6.97	10.45		(0.57)	7.25	3.03

Less distributions from:
Net investment income	—	(0.00	)(a)	(0.06)	(0.03)	(0.02)
Net realized gains on investments	(2.25)	(0.64)		(1.98)	(2.86)	(1.59)
Total distributions	(2.25)	(0.64)		(2.04)	(2.89)	(1.61)

Net asset value at end of year	$42.72	$38.00		$28.19	$30.80	$26.44

Total return (b)	18.37%	37.09%		(1.80%)	27.36%	12.07%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$948,747	$854,764		$577,806	$482,515	$351,085

Ratio of total expenses to average net assets	0.91%	0.94%		0.95%	1.08%	1.17%

Ratio of net investment income (loss) to average net assets	(0.16%)	0.00	%(c)	0.19%	0.10%	0.09%

Portfolio turnover rate	26%	15%		33%	26%	29%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Percentage rounds to less than 0.01%.
See accompanying notes to financial statements.

Ave Maria Rising Dividend Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value at beginning of year	$18.68	$15.83	$18.44	$16.79	$15.58

Income (loss) from investment operations:
Net investment income	0.21	0.23	0.24	0.20	0.27
Net realized and unrealized gains (losses) on investments	0.95	4.12	(1.13)	2.62	2.11
Total from investment operations	1.16	4.35	(0.89)	2.82	2.38

Less distributions from:
Net investment income	(0.21)	(0.23)	(0.25)	(0.20)	(0.28)
Net realized gains on investments	(0.29)	(1.27)	(1.47)	(0.97)	(0.89)
Total distributions	(0.50)	(1.50)	(1.72)	(1.17)	(1.17)

Net asset value at end of year	$19.34	$18.68	$15.83	$18.44	$16.79

Total return (a)	6.45%	27.58%	(4.80%)	16.82%	15.33%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$857,527	$953,085	$780,811	$970,109	$828,649

Ratio of total expenses to average net assets	0.92%	0.93%	0.93%	0.92%	0.92%

Ratio of net investment income to average net assets	1.21%	1.23%	1.25%	1.12%	1.61%

Portfolio turnover rate	38%	30%	31%	26%	24%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

Ave Maria World Equity Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value at beginning of year	$15.99	$13.10	$15.08	$13.18	$12.36

Income (loss) from investment operations:
Net investment income	0.08	0.11	0.15	0.07	0.06
Net realized and unrealized gains (losses) on investments	(0.10)	3.51	(1.49)	2.29	1.01
Total from investment operations	(0.02)	3.62	(1.34)	2.36	1.07

Less distributions from:
Net investment income	(0.08)	(0.11)	(0.15)	(0.07)	(0.06)
Net realized gains on investments	—	(0.62)	(0.49)	(0.39)	(0.19)
Total distributions	(0.08)	(0.73)	(0.64)	(0.46)	(0.25)

Net asset value at end of year	$15.89	$15.99	$13.10	$15.08	$13.18

Total return (a)	(0.15%)	27.66%	(8.87%)	17.88%	8.71%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$69,231	$73,902	$57,044	$62,170	$46,030

Ratio of total expenses to average net assets	1.26%	1.29%	1.34%	1.41%	1.45%

Ratio of net expenses to average net assets (b)	1.25%	1.25%	1.25%	1.25%	1.33%

Ratio of net investment income to average net assets (b)	0.51%	0.77%	0.98%	0.50%	0.50%

Portfolio turnover rate	43%	37%	33%	29%	42%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratio was determined after advisory fee reductions and/or recoupments (Note 2).
See accompanying notes to financial statements.

Ave Maria Focused Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended December 31, 2020(a)
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gains on investments	2.50
Total from investment operations	2.47

Less distributions from:
Net realized gains on investments	(0.04)

Net asset value at end of period	$12.43

Total return (b)	24.71	%(c)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$34,316

Ratio of total expenses to average net assets	1.29	%(d)

Ratio of net expenses to average net assets (e)	1.25	%(d)

Ratio of net investment loss to average net assets (e)	(0.54	%)(d)

Portfolio turnover rate	16	%(c)

(a)	Represents the period from the commencement of operations (May 1, 2020) through December 31, 2020.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions (Note 2).
See accompanying notes to financial statements.

Ave Maria Bond Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value at beginning of year	$11.64	$11.11	$11.42	$11.19	$11.02

Income (loss) from investment operations:
Net investment income	0.22	0.22	0.19	0.17	0.15
Net realized and unrealized gains (losses) on investments	0.42	0.70	(0.14)	0.30	0.35
Total from investment operations	0.64	0.92	0.05	0.47	0.50

Less distributions from:
Net investment income	(0.22)	(0.22)	(0.19)	(0.17)	(0.15)
Net realized gains on investments	(0.07)	(0.17)	(0.17)	(0.07)	(0.18)
Total distributions	(0.29)	(0.39)	(0.36)	(0.24)	(0.33)

Net asset value at end of year	$11.99	$11.64	$11.11	$11.42	$11.19

Total return (a)	5.60%	8.30%	0.41%	4.16%	4.54%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$420,876	$394,850	$323,716	$307,234	$248,971

Ratio of total expenses to average net assets	0.47%	0.49%	0.50%	0.50%	0.50%

Ratio of net investment income to average net assets	1.87%	1.91%	1.68%	1.47%	1.34%

Portfolio turnover rate	47%	31%	26%	19%	21%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS

Notes to Financial Statements

December 31, 2020

1. Organization and Significant Accounting Policies

The Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Focused Fund and the Ave Maria Bond Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series, except for the Ave Maria Focused Fund, which is a non-diversified series, of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Ave Maria Focused Fund commenced operations on May 1, 2020.

The investment objective of the Ave Maria Value Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation from equity investments in U.S. and non-U.S. companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria Focused Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income in corporate debt and equity securities that do not violate core values and teachings of the Roman Catholic Church. See the Funds’ Prospectus for information regarding the investment strategies of each Fund.

Shares of each Fund are sold at net asset value (“NAV”). To calculate the NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the NAV per share for each Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. Investments in shares of other open-end investment companies are valued at their NAV as reported by such companies. When using quoted prices and when the market for the securities are considered active, the securities will be classified as Level 1 within the fair value hierarchy (see below). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the security is principally traded closes early; or (iii) trading of the security is halted during the day and does not resume prior to a Fund’s NAV calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

U.S. Government & Agencies and Corporate Bonds held by the Funds, if any, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Funds’ investments and the levels assigned to the value of the investments, by security type, as of December 31, 2020:

Ave Maria Value Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$15,999,960	$—	$15,999,960
Common Stocks	226,063,009	1,663,900	—	227,726,909
Money Market Funds	7,654,433	—	—	7,654,433
Total	$233,717,442	$17,663,860	$—	$251,381,302

Ave Maria Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$939,625,595	$—	$—	$939,625,595
Money Market Funds	10,660,426	—	—	10,660,426
Total	$950,286,021	$—	$—	$950,286,021

Ave Maria Rising Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$836,839,552	$—	$—	$836,839,552
Money Market Funds	21,811,095	—	—	21,811,095
Total	$858,650,647	$—	$—	$858,650,647

Ave Maria World Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$67,753,856	$—	$—	$67,753,856
Money Market Funds	1,532,868	—	—	1,532,868
Total	$69,286,724	$—	$—	$69,286,724

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Ave Maria Focused Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$30,222,905	$1,714,942	$—	$31,937,847
Money Market Funds	2,423,783	—	—	2,423,783
Total	$32,964,688	$1,714,942	$—	$34,361,630

Ave Maria Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$79,395,306	$—	$79,395,306
Corporate Bonds	—	234,066,698	—	234,066,698
Common Stocks	83,403,399	—	—	83,403,399
Money Market Funds	21,653,490	—	—	21,653,490
Total	$105,056,889	$313,462,004	$—	$418,518,893

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. There were no Level 3 securities or derivative instruments held by or transferred in/out of the Funds as of or during the year ended December 31, 2020.

(b) Income taxes – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2020:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
Federal income tax cost	$191,005,262	$559,191,530	$622,216,343
Gross unrealized appreciation	$64,940,711	$391,638,192	$243,022,291
Gross unrealized depreciation	(4,564,671)	(543,701)	(6,587,987)
Net unrealized appreciation	60,376,040	391,094,491	236,434,304
Accumulated earnings	$60,376,040	$391,094,491	$236,434,304

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
Federal income tax cost	$50,924,019	$28,948,703	$389,730,826
Gross unrealized appreciation	$19,402,220	$5,504,247	$31,037,071
Gross unrealized depreciation	(1,039,515)	(91,320)	(2,249,004)
Net unrealized appreciation	18,362,705	5,412,927	28,788,067
Undistributed ordinary income	—	—	7,645
Accumulated capital and other losses	(3,389,025)	—	—
Accumulated earnings	$14,973,680	$5,412,927	$28,795,712

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Ave Maria Focused Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales. There is no difference between the federal income tax cost and the financial statement cost of portfolio investments for the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund as of December 31, 2020.

As of December 31, 2020, the Ave Maria World Equity Fund had a short-term capital loss carryforward of $2,956,407 and a long-term capital loss carryforward of $432,618 for federal income tax purposes, which may be carried forward indefinitely. These capital loss carryforwards are available to offset net realized gains in future years, thereby reducing future taxable gains distributions.

During the year ended December 31, 2020, the following reclassifications were made as a result of permanent differences between the financial statements and income tax reporting requirements:

	Increase Accumulated Earnings	Decrease in Paid-in Capital
Ave Maria Value Fund	$723	$(723)
Ave Maria Growth Fund	5,449	(5,449)
Ave Maria Rising Dividend Fund	1,129	(1,129)
Ave Maria World Equity Fund	428	(428)
Ave Maria Focused Fund	310	(310)
Ave Maria Bond Fund	—	—

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

tax authorities. Management has reviewed the tax positions taken on federal income tax returns for the current and all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Investment transactions and investment income – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Cost of investments includes amortization of premiums and accretion of discounts. Realized gains and losses on investments sold are determined on a specific identification basis. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria World Equity Fund and the Ave Maria Focused Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the years ended December 31, 2020 and 2019 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions*
Ave Maria Value Fund:
December 31, 2020	$1,136,725	$7,534,895	$8,671,620
December 31, 2019	$94,740	$12,330,238	$12,424,978
Ave Maria Growth Fund:
December 31, 2020	$7,234,484	$40,253,097	$47,487,581
December 31, 2019	$35,611	$14,237,413	$14,273,024
Ave Maria Rising Dividend Fund:
December 31, 2020	$9,844,230	$12,661,959	$22,506,189
December 31, 2019	$10,942,259	$61,071,953	$72,014,212
Ave Maria World Equity Fund:
December 31, 2020	$326,519	$—	$326,519
December 31, 2019	$504,431	$2,738,202	$3,242,633

*

Total Distributions may not tie to the amounts listed on the Statements of Changes in Net Assets due to reclassifications of the character of the distributions as a result of permanent differences between the financial statements and income tax reporting.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions*
Ave Maria Focused Fund:
December 31, 2020**	$111,891	$—	$111,891
Ave Maria Bond Fund:
December 31, 2020	$7,275,771	$2,602,955	$9,878,726
December 31, 2019	$7,148,408	$5,230,638	$12,379,046

*

Total Distributions may not tie to the amounts listed on the Statements of Changes in Net Assets due to reclassifications of the character of the distributions as a result of permanent differences between the financial statements and income tax reporting.

**	Represents the period from the commencement of operations (May 1, 2020) through December 31, 2020.

(e) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses – Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2. Investment Advisory Agreements and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. The Adviser receives fees based on a percentage of the average daily net assets of each Fund, which are accrued daily and paid quarterly, at the annual rates as stated below:

Ave Maria Value Fund	0.85%
Ave Maria Growth Fund	0.75%
Ave Maria Rising Dividend Fund	0.75%
Ave Maria World Equity Fund	0.95%
Ave Maria Focused Fund	0.85%
Ave Maria Bond Fund	0.30%

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2021 so that the ordinary operating expenses of each of the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria World Equity Fund do not exceed 1.25% per annum of average daily net assets; and so that the ordinary operating expenses of the Ave Maria Bond Fund do not exceed 0.60% per annum of average daily net assets. The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2023 so that the ordinary operating expenses of the Ave Maria Focused Fund do not exceed 1.25% per annum of average daily net assets. Accordingly, during the year ended December 31, 2020, the Adviser reduced its investment advisory fees by $15,181 and $6,915 with respect to the Ave Maria World Equity Fund and the Ave Maria Focused Fund, respectively.

Any investment advisory fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. During the year ended December 31, 2020, the Ave Maria World Equity Fund recouped $10,470 of prior years’ investment advisory fee reductions. As of December 31, 2020, the Adviser may seek recoupment of investment advisory fee reductions from the Ave Maria World Equity Fund and the Ave Maria Focused Fund totaling $98,238 and $6,915, respectively, no later than the dates as stated below:

	Ave Maria World Equity Fund	Ave Maria Focused Fund
December 31, 2021	$58,061	$—
December 31, 2022	24,996	—
December 31, 2023	15,181	6,915
Total	$98,238	$6,915

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily NAV per share of each Fund, maintains the financial books and records of the Funds, maintains the records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, Ultimus receives fees from each Fund computed as a percentage of such Fund’s average daily net assets, subject to a minimum monthly fee.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust an annual retainer of $53,000 (except that such fee is $64,500 for the Lead Independent Trustee/Chairman of the Governance Committee and $59,500 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. Trustee Emeritus receives one-half of both the annual retainer and fee for attendance at each meeting; plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust.

Each member of the Catholic Advisory Board (“CAB”), including Emeritus members, except Lawrence Kudlow, receives an annual retainer of $4,000 (except that such fee is $14,000 for the CAB chairman), payable quarterly; a fee of $3,000 for attendance at each meeting of the CAB; plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of CAB members’ fees and expenses.

3. Investment Transactions

During the year ended December 31, 2020, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
Purchases of investment securities	$129,531,002	$209,033,219	$293,615,320
Proceeds from sales of investment securities	$124,728,302	$249,264,047	$397,247,638

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
Purchases of investment securities	$26,212,818	$30,098,754	$135,568,928
Proceeds from sales and maturities of investment securities	$28,434,890	$3,777,178	$68,542,824

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

4. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of December 31, 2020, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Focused Fund had 49.0%, 31.7%, 29.9% and 41.8%, respectively, of the value of their net assets invested in stocks within the technology sector.

6. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

AVE MARIA MUTUAL FUNDS

Report of Independent Registered
Public Accounting Firm

To the Shareholders and the Board of Trustees of Schwartz Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Schwartz Investment Trust (the “Funds”) comprising the Ave Maria Value Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund, Ave Maria Focused Fund and Ave Maria Bond Fund, including the schedules of investments, as of December 31, 2020, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods listed in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the series constituting the Schwartz Investment Trust as of December 31, 2020, and the results of their operations , the changes in their net assets, and the financial highlights for each of the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Series Comprising the Schwartz Investment Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Ave Maria Value Fund Ave Maria Growth Fund Ave Maria Rising Dividend Fund Ave Maria World Equity Fund Ave Maria Bond Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019	For the years ended December 31, 2020, December 31, 2019, December 31, 2018, December 31, 2017 and, December 31, 2016
Ave Maria Focused Fund	For the period from May 1, 2020 (commencement of operations) through December 31, 2020	For the period from May 1, 2020 (commencement of operations) through December 31, 2020	For the period from May 1, 2020 (commencement of operations) through December 31, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

AVE MARIA MUTUAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

February 22, 2021

We have served as the auditor of one or more Schwartz Investment Trust investment companies since 1993.

AVE MARIA MUTUAL FUNDS

Board of Trustees and Executive Officers

(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustee:
*	George P. Schwartz, CFA	801 W. Ann Arbor Trail, Plymouth, MI	1944	Chairman of the Board/President/Trustee	Since 1992
Independent Trustees:
	Louis C. Bosco, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1936	Trustee Emeritus	Since 2008
	Donald J. Dawson, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1947	Trustee	Since 1993
	Joseph M. Grace	801 W. Ann Arbor Trail, Plymouth, MI	1936	Trustee Emeritus	Since 2007
	John J. McHale, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1949	Trustee	Since 2014
	Edward J. Miller	801 W. Ann Arbor Trail, Plymouth, MI	1946	Trustee	Since 2017
	William A. Morrow	801 W. Ann Arbor Trail Plymouth, MI	1947	Trustee	Since 2018
Executive Officers:
*	Robert C. Schwartz, CFP	801 W. Ann Arbor Trail, Plymouth, MI	1976	Vice President and Secretary	Since 2013
*	Timothy S. Schwartz, CFA	5060 Annunciation Circle, Ave Maria, FL	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	801 W. Ann Arbor Trail, Plymouth, MI	1970	Chief Compliance Officer	Since 2010

*

George P. Schwartz, Robert C. Schwartz, Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds’ investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. George P. Schwartz is the father of Robert C. Schwartz and Timothy S. Schwartz.

AVE MARIA MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees seven series of the Trust: the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Focused Fund, the Ave Maria Bond Fund and the Schwartz Value Focused Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

George P. Schwartz, CFA is Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. and the co-portfolio manager of the Ave Maria Rising Dividend Fund.

Louis C. Bosco, Jr. retired in April 2012. Prior to his retirement, he was a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. retired in March 2015. Prior to retirement, he was Chairman of Payroll 1, Inc. (a payroll processing company).

Joseph M. Grace retired in 1996. Prior to his retirement, he was Senior Vice President of National Bank of Detroit (renamed JPMorgan Chase & Company).

John J. McHale, Jr. is a consultant to the Commissioner of Major League Baseball. From 2015 until 2020, he was the Special Assistant to Commissioner of Major League Baseball.

Edward J. Miller retired in 2019. Prior to his retirement, he was Vice Chairman and Director of Detroit Investment Fund from 2001 until 2019 and Invest Detroit Foundation (financiers for redevelopment of Detroit, Michigan) from 2010 until 2019.

William A. Morrow retired in 2017. Prior to his retirement, he was Senior Executive Vice President of Crain Communications, Inc. (business media) from 1985 – 2017.

Robert C. Schwartz, CFP is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Ave Maria World Equity Fund.

Timothy S. Schwartz, CFA is President of Schwartz Investment Counsel, Inc. and the lead portfolio manager of the Ave Maria Value Fund.

Cathy M. Stoner, CPA, IACCP is Vice President, Chief Financial Officer, Chief Compliance Officer, and Treasurer of Schwartz Investment Counsel, Inc.

Additional information regarding the Trustees and executive officers of the Trust may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9931.

AVE MARIA MUTUAL FUNDS

Catholic Advisory Board

(Unaudited)

The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with teachings and core values of the Roman Catholic Church. The Catholic Advisory Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations. The following are the members of the Catholic Advisory Board:

Member	Address	Year of Birth	Length of Time Served
Robert P. George	801 W. Ann Arbor Trail, Plymouth, MI	1955	Since 2016
Dr. Scott Hahn, PhD	801 W. Ann Arbor Trail, Plymouth, MI	1957	Since 2018
Lou Holtz	801 W. Ann Arbor Trail, Plymouth, MI	1937	Since 2007
Lawrence Kudlow	801 W. Ann Arbor Trail, Plymouth, MI	1947	Since 2005
Thomas S. Monaghan	801 W. Ann Arbor Trail, Plymouth, MI	1937	Since 2001
Melissa Moschella, PhD	801 W. Ann Arbor Trail, Plymouth, MI	1979	Since 2017
Gloria Purvis	801 W. Ann Arbor Trail, Plymouth, MI	1969	Since 2017
Fr. John Riccardo, STL	801 W. Ann Arbor Trail, Plymouth, MI	1965	Since 2011
Paul R. Roney	801 W. Ann Arbor Trail, Plymouth, MI	1957	Since 2001
Lila Rose	801 W. Ann Arbor Trail, Plymouth, MI	1988	Since 2019

Robert P. George is a legal scholar, political philosopher, and public intellectual who serves as the McCormick Professor of Jurisprudence at Princeton University.

Dr. Scott Hahn, PhD is a bestselling author and theology professor at Franciscan University since 1990 and holds the Fr. Michael Scanlan Chair of Biblical Theology and the New Evangelization. He is Founder and President of the St. Paul Center for Biblical Theology and Editor-in-Chief of Emmaus Road Publishing.

Lou Holtz is the former football coach at University of Notre Dame among others, ESPN college football analyst, author and motivational speaker.

Lawrence Kudlow was recently Assistant to the President and Director of the National Economic Council for the Trump Administration. Prior to that, Mr. Kudlow was CNBC’s Senior Contributor and host of CNBC’s primetime “The Kudlow Report” and a syndicated radio show host. During President Reagan’s first term, Mr. Kudlow was the associate director for economics and planning, Office of Management and Budget. He is the CEO/founder of Kudlow & Co., LLC.

Thomas S. Monaghan is Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations) and Chancellor of Ave Maria University. Prior to December 1998, he was Chairman and Chief Executive Officer of Domino’s Pizza, Inc.

AVE MARIA MUTUAL FUNDS
CATHOLIC ADVISORY BOARD
(Unaudited) (Continued)

Melissa Moschella, PhD is Assistant Professor of Medical Ethics at Columbia University. From August 2013 until June 2017, she was Assistant Professor of Philosophy at The Catholic University of America. She has published articles about moral and political philosophy and ethics in a number of academic publications. She is also a lecturer and recipient of a number of academic honors and fellowships.

Gloria Purvis is creator and host of Eternal World Television Network (EWTN) series “Authentically Free at Last” and host of “Morning Glory” on EWTN Global Catholic Radio.

Fr. John Riccardo, STL is a priest of the Archdiocese of Detroit and Executive Director of ACTS XXIX, an organization committed to helping parishes create a road map for evangelization and discipleship.

Paul R. Roney is Executive Director of the Ave Maria Foundation and President of Domino’s Farms Corporation. Prior to December 1998, he was Treasurer of Domino’s Pizza, Inc.

Lila Rose is Founder and President of “Live Action,” a media and news nonprofit dedicated to ending abortion and inspiring a culture that respects all human life. She is the host of “The Lila Rose Show” podcast and has made numerous media appearances on many major news outlets.

Additional information regarding the Funds’ Catholic Advisory Board members may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9331.

AVE MARIA MUTUAL FUNDS

About Your Funds’ Expenses

(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2020) and held until the end of the period (December 31, 2020).

The tables that follow illustrate each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Net Expense Ratio(a)	Expenses Paid During Period(b)
Ave Maria Value Fund
Based on Actual Fund Return	$1,000.00	$1,280.10	1.04%	$5.96
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.91	1.04%	$5.28

Ave Maria Growth Fund
Based on Actual Fund Return	$1,000.00	$1,196.60	0.91%	$5.02
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.56	0.91%	$4.62

Ave Maria Rising Dividend Fund
Based on Actual Fund Return	$1,000.00	$1,195.70	0.91%	$5.02
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.56	0.91%	$4.62

Ave Maria World Equity Fund
Based on Actual Fund Return	$1,000.00	$1,187.00	1.25%	$6.87
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.85	1.25%	$6.34

Ave Maria Focused Fund
Based on Actual Fund Return	$1,000.00	$1,173.20	1.25%	$6.83
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.85	1.25%	$6.34

Ave Maria Bond Fund
Based on Actual Fund Return	$1,000.00	$1,053.00	0.46%	$2.37
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.82	0.46%	$2.34

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)

Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period) for Actual Fund Return and Hypothetical 5% Return information, respectively.

AVE MARIA MUTUAL FUNDS

Federal Tax Information

(Unaudited)

For the fiscal year ended December 31, 2020, the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund designated $7,534,895, $40,253,097, $12,661,959 and $2,602,955, respectively, as long-term capital gain distributions.

Qualified Dividend Income – The Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Focused Fund and the Ave Maria Bond Fund designates 100%, 82.82%, 100%, 100%, 63.41% and 38.52%, respectively, of their ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualifies under tax law. For the fiscal year ended December 31, 2020, the percentage of ordinary income dividends qualified for the corporate dividends receivable deduction for the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Focused Fund and the Ave Maria Bond Fund was 100%, 63.60%, 100%, 100%, 59.13% and 33.76%, respectively.

The Ave Maria World Equity Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The Fund’s foreign source income per share was $0.276 and the foreign tax expense per share was $0.006. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend date of record. These shareholders will receive more detailed information with their 2020 Form 1099-DIV.

AVE MARIA MUTUAL FUNDS

Other Information

(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

AVE MARIA MUTUAL FUNDS

Liquidity Risk

(Unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940. The program is reasonably designed to assess, manage, and periodically review each Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees approved the appointment of a Liquidity Risk Management Program Administrator (the “Liquidity Administrator”), which includes representatives from Schwartz Investment Counsel, Inc., the Funds’ investment adviser. The Liquidity Administrator is responsible for the administration of the program and its policies and procedures and for reporting to the Board on an annual basis regarding the program’s operation, adequacy and effectiveness, as well as any material changes to the program. The Liquidity Administrator assessed each Fund’s liquidity risk profile and the adequacy and effectiveness of the liquidity risk management program’s operations during the period from June 1, 2019 through June 30, 2020 (the “Review Period”) in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on August 7, 2020. During the Review Period, none of the Funds experienced unusual stress or disruption to its operations from any purchase and redemption activity. Also, during the Review Period the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented during the Review Period.

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AVE MARIA
MUTUAL FUNDS

Ave Maria Mutual Funds
series of Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

Board of Trustees
George P. Schwartz, CFA, Chairman
Louis C. Bosco, Jr., Emeritus
Donald J. Dawson, Jr.,
Lead Independent Trustee
Joseph M. Grace, Emeritus
John J. McHale, Jr.
Edward J. Miller
William A. Morrow

Executive Officers
George P. Schwartz, CFA, President
Robert C. Schwartz, CFP, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP,
Chief Compliance Officer

Catholic Advisory Board
Paul R. Roney, Chairman
Robert P. George, Ph.D.
Scott Hahn, Ph.D.
Lou Holtz, Emeritus
Larry Kudlow, Emeritus
Thomas S. Monaghan
Melissa Moschella, Ph.D.
Gloria Purvis
Fr. John Riccardo, Emeritus
Lila Rose

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
Deloitte & Touche, LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
Sullivan & Worcester, LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

www.avemariafunds.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has an audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is William A. Morrow. Mr. Morrow is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $170,000 and $148,500 with respect to the registrant’s fiscal years ended December 31, 2020 and 2019, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $22,150 and $19,000 with respect to the registrant’s fiscal years ended December 31, 2020 and 2019, respectively. The services comprising these fees are tax consulting and the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended December 31, 2020 and 2019, aggregate non-audit fees of $22,150 and $19,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. During the fiscal years ended December 31, 2020 and 2019, $15,000 and $15,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The registrant’s audit committee determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating and Governance Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schwartz Investment Trust

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President and Principal Executive Officer

Date	February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President and Principal Executive Officer

Date	February 26, 2021

By (Signature and Title)*		/s/ Timothy S. Schwartz
Timothy S. Schwartz, Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	February 26, 2021

*	Print the name and title of each signing officer under his or her signature.